UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21744

Name of Fund: FDP Series, Inc.

Franklin Templeton Total Return FDP Fund

Invesco Value FDP Fund

Marsico Growth FDP Fund

MFS Research International FDP Fund

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, FDP Series, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 05/31/2013

Date of reporting period: 11/30/2012

Item 1 – Report to Stockholders

NOVEMBER 30, 2012

SEMI-ANNUAL REPORT (UNAUDITED)

FDP Series, Inc.

> MFS Research International FDP Fund

> Marsico Growth FDP Fund

> Invesco Value FDP Fund

> Franklin Templeton Total Return FDP Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

FDP Series, Inc. is part of the Funds Diversified PortfoliosSM (FDP) Service. You may receive separate shareholder reports for other funds available through the Service.

2	FDP SERIES, INC.	NOVEMBER 30, 2012

Dear Shareholder

As 2011 came to a close, financial markets were in a mode of gradual improvement, although volatility remained relatively high. Global central bank actions and better-than-expected economic data tempered investors’ anxiety after markets had been upended in mid-2011 by sovereign debt turmoil in the United States and Europe. Improving investor sentiment carried over into early 2012 as investors felt some relief from the world’s financial woes. Volatility was lower and risk assets (including stocks, commodities and high yield bonds) moved boldly higher through the first two months of 2012, while climbing US Treasury yields pressured higher-quality fixed income assets.

Markets reversed course in the spring when Europe’s debt problems boiled over once again. High levels of volatility returned as political instability threatened Greece’s membership in the eurozone and debt problems in Spain grew increasingly severe. Sovereign debt yields in peripheral European countries continued to rise, while finance leaders deliberated over the fiscal integration of the currency bloc. Alongside the drama in Europe, investors were discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, emerged as a particular concern. In the United States, disappointing jobs reports dealt a blow to investor sentiment. Risk assets sold off in the second quarter as investors retreated to safe haven assets.

Despite ongoing concerns about the health of the global economy and the debt crisis in Europe, most asset classes enjoyed a robust summer rally powered mainly by expectations for policy stimulus from central banks in Europe and the United States. Global economic data continued to be mixed, but the spate of downside surprises seen in the second quarter had receded and, outside of some areas of Europe, the risk of recession largely subsided. Additionally, in response to mounting debt pressures, the European Central Bank allayed fears by affirming its conviction to preserve the euro bloc. Early in September, the European Central Bank announced its plan to purchase sovereign debt in the eurozone’s most troubled nations. Later that month, the US Federal Reserve announced its long-awaited — and surprisingly aggressive — stimulus program involving agency mortgage-backed securities purchases. These central bank actions boosted investor confidence and risk assets rallied globally.

In the final months of the reporting period, most stock markets outside the United States continued to advance as macroeconomic fundamentals showed signs of improvement. However, as corporate earnings season got underway in the United States, lackluster results pointed to the fragility of global growth and pushed US equity markets down for the month of October. In November, investors around the world turned their attention to the US Presidential election and how the outcome might impact the ability of US politicians to resolve the nation’s looming budget crisis, known as the “fiscal cliff.” The election results led to heightened concerns that bipartisan gridlock may preclude a resolution before the end of the year when automatic tax increases and spending cuts would otherwise take effect. Trading activity was driven largely by daily reports out of Washington signaling that negotiations were progressing toward an agreement or spiraling toward a stalemate, but on the whole, November brought positive results for most markets.

All asset classes performed well for the 6- and 12-month periods ended November 30, 2012. Riskier assets outperformed higher quality investments as investors sought meaningful returns in a low-interest-rate environment. International and emerging market equities were the strongest performers during the six-month reporting period. US Treasury yields were volatile, but declined overall, resulting in moderate gains for higher quality fixed income sectors. Tax-exempt municipal bonds continued to benefit from a favorable supply-and-demand backdrop. Near-zero short term interest rates continued to keep yields on money market securities near their all-time lows.

Although the financial world remains highly uncertain, we believe there are new avenues of opportunity — new ways to invest and new markets to consider. We believe it’s our responsibility to help investors adapt to today’s new world of investing and build the portfolios these times require. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

“Although the financial world remains highly uncertain, we believe there are new avenues of opportunity.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of November 30, 2012

	6-month	12-month

US large cap equities	9.32%	16.13%
(S&P 500® Index)

US small cap equities	8.68	13.09
(Russell 2000® Index)

International equities	18.16	12.61
(MSCI Europe, Australasia,
Far East Index)

Emerging market equities	12.63	11.35
(MSCI Emerging
Markets Index)

3-month Treasury bill	0.07	0.09
(BofA Merrill Lynch
3-Month US Treasury
Bill Index)

US Treasury securities	1.20	7.31
(BofA Merrill Lynch 10-
Year US Treasury Index)

US investment grade	1.99	5.51
bonds (Barclays US
Aggregate Bond Index)

Tax-exempt municipal	4.52	10.94
bonds (S&P Municipal
Bond Index)

US high yield bonds	8.54	17.02
(Barclays US Corporate
High Yield 2% Issuer
Capped Index)

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of November 30, 2012	MFS Research International FDP Fund

Investment Objective

MFS Research International FDP Fund’s (the “Fund”) investment objective is to seek to provide shareholders with capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended November 30, 2012, the Fund underperformed both its primary benchmark, the MSCI Europe, Australasia and Far East (“EAFE”) Index, and its secondary benchmark, the MSCI All Country World (excluding US) Index. The following discussion of relative performance pertains to the MSCI EAFE Index.

What factors influenced performance?

•	The Fund’s relative currency exposure, resulting primarily from differences between the benchmark index constituents and the Fund’s holdings of securities denominated in foreign currencies, was the largest detractor from performance for the period. Security selection in the energy sector also detracted from the Fund’s performance relative to the MSCI EAFE Index. Within this sector, the Fund’s position in the poor-performing oil and gas exploration company Inpex Corp. hurt returns. Additionally, a combination of stock selection and an underweight in financials had a negative impact on results, as did security selection in the consumer discretionary sector, where holdings of television broadcasting company Nippon Television Network Corp. (Japan) and export trading company Li & Fung Ltd. (Hong Kong) weakened relative performance. Notable individual detractors in other sectors included Australian mining company Iluka Resources Ltd., international food producer Danone SA (France), Japanese parcel delivery services company Yamato Holdings Co. Ltd., digital cameras and office equipment manufacturer Canon, Inc. (Japan), telecommunications service provider Tim Participacoes SA—ADR (Brazil) and medical diagnostics company Diagnosticos da America SA (Brazil). Lastly, as the MSCI EAFE Index rose during the period, holding cash hurt the Fund’s performance as compared to the benchmark index, which has no cash position.
•	Relative to the MSCI EAFE Index, the Fund benefited from stock selection in the health care sector, where a position in the strong-performing German health care products maker Bayer AG boosted returns, and not holding the weak-performing pharmaceutical firm GlaxoSmithKline Plc (United Kingdom) proved to be an advantage. Elsewhere in the Fund, the most significant individual contributors included global banking group BNP Paribas SA (France), Dutch brewer Heineken NV and two financial services firms—Barclays Plc (United Kingdom) and ING Groep NV CVA (Netherlands). Other notable performers included Austrian financial services company Erste Group Bank AG, diversified bank Westpac Banking Corp. (Australia), French electrical distribution equipment manufacturer Schneider Electric SA and financial services provider HDFC Bank Ltd. (India).

Describe recent portfolio activity.

•	In the industrials sector, the Fund continued to maintain a defensive, quality bias in the capital goods industry group with a focus on industry leaders with proven track records. In consumer discretionary, the Fund exited its position in Inditex SA, one of its better-performing global apparel retailers, due to concerns about its exposure to peripheral Europe, which accounts for a large part of the company’s revenues. The Fund used the proceeds of this sale to invest in another leading European apparel retailer, Hennes & Mauritz AB (H&M), which offers long-term competitive advantages and was trading at attractive valuations. In financials, the Fund maintained an underweight in European banks given concerns about structural issues such as the challenging growth environment and the eventual implementation of fiscal and austerity measures.

Describe portfolio positioning at period end.

•	The Fund is a sector-neutral portfolio that emphasizes bottom-up fundamental analysis and therefore, regional and industry allocations are strictly a by-product of where Fund management finds the most attractive opportunities. Stock selection during the period resulted in slightly lower exposures to Europe and emerging markets and increased exposure to the Asia-Pacific region ex-Japan.

The views expressed reflect the opinions of the Fund’s sub-advisor as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	FDP SERIES, INC.	NOVEMBER 30, 2012

MFS Research International FDP Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.
[2]	The Fund invests, under normal market conditions, at least 65% of its assets in equity securities of foreign companies, including emerging market issuers.
[3]	This unmanaged broad-based index measures the total returns of developed foreign stock markets in Europe, Australasia and the Far East.
[4]	This market capitalization index is designed to measure equity market performance in the developed and emerging markets, excluding the US.
[5]	Commencement of operations.

Performance Summary for the Period Ended November 30, 2012

		Average Annual Total Returns [6]
		1 Year		5 Years		Since Inception [7]
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	15.82%	10.00%	N/A	(3.78)%	N/A	3.78%	N/A
Investor A	15.65	9.82	4.05%	(4.02)	(5.05)%	3.53	2.77%
Investor B	15.24	8.96	4.46	(4.78)	(5.15)	2.72	2.72
Investor C	15.16	8.94	7.94	(4.75)	(4.75)	2.74	2.74
MSCI EAFE Index	18.16	12.61	N/A	(4.73)	N/A	3.33	N/A
MSCI All Country World (excluding US) Index	16.35	11.66	N/A	(3.84)	N/A	4.71	N/A

[6]	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.
[7]	The Fund commenced operations on July 27, 2005.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[9]
	Beginning Account Value June 1, 2012	Ending Account Value November 30, 2012	Expenses Paid During the Period[8]	Beginning Account Value June 1, 2012	Ending Account Value November 30, 2012	Expenses Paid During the Period[8]	Annualized Expense Ratio
Institutional	$1,000.00	$1,158.20	$6.93	$1,000.00	$1,018.67	$6.48	1.28%
Investor A	$1,000.00	$1,156.50	$8.22	$1,000.00	$1,017.47	$7.69	1.52%
Investor B	$1,000.00	$1,152.40	$12.63	$1,000.00	$1,013.37	$11.81	2.34%
Investor C	$1,000.00	$1,151.60	$12.35	$1,000.00	$1,013.57	$11.56	2.29%

[8]	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).
[9]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.

FDP SERIES, INC.	NOVEMBER 30, 2012	5

Fund Summary as of November 30, 2012	Marsico Growth FDP Fund

Investment Objective

Marsico Growth FDP Fund’s (the “Fund”) investment objective is to seek to provide shareholders with long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended November 30, 2012, the Fund underperformed its benchmark, the S&P 500® Index.

What factors influenced performance?

•	Stock selection in the consumer discretionary sector hampered performance, particularly in the consumer durables & apparel and retailing sub-sectors. Stock selection and an underweight allocation in the energy sector had a negative impact on returns as well. Positions in Mead Johnson Nutrition Co., Coach Inc., Nike Inc.–Class B and Halliburton Co. were the largest individual detractors in the period. Mead Johnson Nutrition Co., Coach Inc. and Halliburton Co. were sold during the period. In financials, stock selection hurt returns, as did an underweight allocation to the sector, which posted the strongest gain in the benchmark index for the period.
•	Relative to the S&P 500® Index, the Fund benefited from stock selection in the information technology (“IT”) sector, most notably within the technology hardware & equipment space. Certain positions within the software & services industry group posted strong performance as well. The Fund’s lack of exposure to the weak-performing semiconductors & semiconductor equipment industry also had a positive impact on relative performance. Elsewhere in the Fund, the avoidance of utilities stocks proved beneficial as this sector generated the worst performance during the period. Notable individual contributors to the Fund’s performance included Visa, Inc., The Home Depot, Inc., Monsanto Co., Gilead Sciences, Inc., Biogen Idec, Inc. and Wynn Resorts Ltd.

Describe recent portfolio activity.

•	During the six-month period, the Fund modestly increased its allocations to the health care, financials and consumer discretionary sectors, and pared its allocations to IT, consumer staples and energy.

Describe portfolio positioning at period end.

•	On an absolute basis, the Fund’s largest sector allocations at period end included consumer discretionary, IT, health care and industrials. Relative to the S&P 500® Index, the Fund was most notably overweight in the consumer discretionary sector, while it was modestly overweight in materials and industrials. The Fund’s most significant underweights included consumer staples, financials and energy. The Fund had no exposure to telecommunication services or utilities.

The views expressed reflect the opinions of the Fund’s sub-advisor as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	FDP SERIES, INC.	NOVEMBER 30, 2012

Marsico Growth FDP Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.
[2]	The Fund invests primarily in equity securities of large cap companies that are selected for their growth potential.
[3]	This unmanaged broad-based index is comprised of 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues), representing about 75% of NYSE capitalization and 30% of NYSE issues.
[4]	Commencement of operations.

Performance Summary for the Period Ended November 30, 2012

		Average Annual Total Returns[5]
		1 Year		5 Years		Since Inception[6]
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	3.25%	9.49%	N/A	(0.38)%	N/A	3.68%	N/A
Investor A	3.06	9.21	3.47%	(0.63)	(1.69)%	3.43	2.67%
Investor B	2.72	8.33	3.83	(1.41)	(1.81)	2.62	2.62
Investor C	2.71	8.32	7.32	(1.38)	(1.38)	2.64	2.64
S&P 500® Index	9.32	16.13	N/A	1.34	N/A	4.04	N/A

5 Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

6 The Fund commenced operations on July 27, 2005.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value June 1, 2012	Ending Account Value November 30, 2012	Expenses Paid During the Period[7]	Beginning Account Value June 1, 2012	Ending Account Value November 30, 2012	Expenses Paid During the Period[7]	Annualized Expense Ratio
Institutional	$1,000.00	$1,032.50	$5.55	$1,000.00	$1,019.57	$5.52	1.09%
Investor A	$1,000.00	$1,030.60	$6.77	$1,000.00	$1,018.37	$6.73	1.33%
Investor B	$1,000.00	$1,027.20	$10.93	$1,000.00	$1,014.27	$10.86	2.15%
Investor C	$1,000.00	$1,027.10	$10.67	$1,000.00	$1,014.57	$10.61	2.10%

[7]	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).
[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.

FDP SERIES, INC.	NOVEMBER 30, 2012	7

Fund Summary as of November 30, 2012	Invesco Value FDP Fund

Investment Objective

Invesco Value FDP Fund’s (the “Fund”) (formerly known as Van Kampen Value FDP Fund) investment objective is to seek to provide shareholders with capital growth and income.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended November 30, 2012, the Fund’s Institutional and Investor A Shares outperformed its benchmark, the Russell 1000® Value Index, while the Fund’s Investor B and Investor C Shares performed in line with the benchmark index.

What factors influenced performance?

•	The largest contribution to the Fund’s positive performance came from stock selection in the financials sector, specifically among large diversified financials and insurance stocks, where holdings in Citigroup, Inc. and The Allstate Corp., each delivered double-digit gains for the period. Also having a positive impact on Fund performance was stock selection and a sector overweight in consumer discretionary, particularly within the media industry, where holdings in Comcast Corp., Time Warner Cable, Inc. and Time Warner, Inc. were the strongest individual performers. The Fund’s underweight to utilities, which was the worst-performing sector in the benchmark index, proved beneficial for relative performance, as did stock selection within that space. Stock selection within materials enhanced performance, with International Paper Co. making a significant contribution to returns as the stock rallied on strong revenue growth. In the industrials sector, the Fund’s avoidance of the poor-performing FedEx Corp. and Norfolk Southern Corp. helped relative performance. In consumer staples, stock selection had a positive impact, with particularly strong performance from Unilever NV and the recently added Archer-Daniels-Midland Co.
•	Detracting from performance relative to the benchmark index was stock selection and an overweight in the poor-performing information technology (“IT”) sector, where positions in Hewlett-Packard Co. and Microsoft Corp. produced negative returns. Stock selection in health care also hurt results as shares of Bristol-Myers Squibb Co., WellPoint, Inc. and UnitedHealth Group, Inc. declined during the period. Stock selection and an underweight to energy stocks detracted from performance, with a position in Weatherford International Ltd. posting negative returns as the company continued to struggle in an unfavorable drilling and service environment. In telecommunication services (“telecom”), holdings of Vodafone Group Plc and Verizon Communications, Inc. had a negative impact on the Fund’s performance, as did not owning strong performers such as Sprint Nextel Corp., which gained over 120% for the period.

Describe recent portfolio activity.

•	During the six-month period, the Fund pared its industry group holdings based on relative valuations within select media, capital goods, telecom, and food and staples retailing names. In the consumer staples sector, the Fund initiated a position in Archer-Daniels-Midland Co. The Fund also added to select positions within the energy and health care sectors.

Describe portfolio positioning at period end.

•	At period end, the Fund remained materially overweight relative to the Russell 1000® Value Index in consumer discretionary, particularly in the media industry, oil-related services (energy), diversified financial services (financials), pharmaceuticals (health care) and IT names. The Fund was underweight in materials, consumer staples, insurance (financials), telecom and utilities stocks.

The views expressed reflect the opinions of the Fund’s sub-advisor as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	FDP SERIES, INC.	NOVEMBER 30, 2012

Invesco Value FDP Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.
[2]	The Fund invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks at the time of investment. The Fund invests primarily in a portfolio of equity securities, consisting principally of common stocks.
[3]	This unmanaged broad-based index is a subset of the Russell 1000® Index consisting of those Russell 1000® securities with lower price/book ratios and lower forecasted growth values.
[4]	Commencement of operations.

Performance Summary for the Period Ended November 30, 2012

		Average Annual Total Returns [5]
		1 Year		5 Years		Since Inception [6]
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	11.81%	17.37%	N/A	0.86%	N/A	3.09%	N/A
Investor A	11.70	17.02	10.88%	0.61	(0.47)%	2.84	2.09%
Investor B	11.22	16.08	11.58	(0.18)	(0.57)	2.04	2.04
Investor C	11.25	16.19	15.19	(0.14)	(0.14)	2.07	2.07
Russell 1000® Value Index	11.20	17.45	N/A	(0.01)	N/A	3.17	N/A

[5]	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.
[6]	The Fund commenced operations on July 27, 2005.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value June 1, 2012	Ending Account Value November 30, 2012	Expenses Paid During the Period[7]	Beginning Account Value June 1, 2012	Ending Account Value November 30, 2012	Expenses Paid During the Period[7]	Annualized Expense Ratio
Institutional	$1,000.00	$1,118.10	$5.52	$1,000.00	$1,019.87	$5.27	1.04%
Investor A	$1,000.00	$1,117.00	$6.79	$1,000.00	$1,018.67	$6.48	1.28%
Investor B	$1,000.00	$1,112.20	$11.12	$1,000.00	$1,014.57	$10.61	2.10%
Investor C	$1,000.00	$1,112.50	$10.86	$1,000.00	$1,014.77	$10.35	2.05%

[7]	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).
[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.

FDP SERIES, INC.	NOVEMBER 30, 2012	9

Fund Summary as of November 30, 2012	Franklin Templeton Total Return FDP Fund

Investment Objective

Franklin Templeton Total Return FDP Fund’s (the “Fund”) investment objective is to seek to provide shareholders with high current income, consistent with preservation of capital. The Fund’s secondary objective is capital appreciation over the long term.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended November 30, 2012, the Fund outperformed its benchmark, the Barclays US Aggregate Bond Index.

What factors influenced performance?

•	Despite ongoing concerns about global economic growth and political and regulatory uncertainty around tax increases and spending cuts in the United States, US Treasuries lagged most spread sectors during the period. The Fund benefited from its holdings of non-US dollar-denominated bonds across the yield curve due to higher interest rates in non-US markets. The Fund’s foreign currency exposures also contributed positively to performance. Exposure to commercial mortgage-backed securities and security selection within that space had a positive impact on returns, as did an allocation to non-agency residential mortgage-backed securities (“RMBS”). Holdings in high yield corporate bonds provided a strong contribution to overall performance, while the Fund’s investment grade credit positions also enhanced results. In addition, the Fund’s yield curve positioning contributed positively.
•	Relative to the Barclays US Aggregate Bond Index, the Fund’s lower weighting in agency debentures detracted slightly from performance for the period.

Describe recent portfolio activity.

•	During the six-month period, the Fund slightly reduced exposure to investment grade corporate bonds and floating rate loan interests, while slightly increasing exposure to high yield corporate bonds. In the securitized space, the Fund decreased its allocations to asset-backed securities and US Treasury Inflation Protected Securities, and added to its RMBS allocation given attractive valuations in that space. Additionally, the Fund selectively pared its global bond exposure throughout the period to improve overall portfolio risk diversification.
•	The Fund makes use of mortgage dollar roll transactions, which requires future mortgage settlements. To meet forward liabilities, cash is held or invested in high-quality assets. The Fund’s allocation to cash and cash equivalents did not materially impact performance during the period.

Describe portfolio positioning at period end.

•	As of period end, the Fund remained overweight relative to the Barclays US Aggregate Bond Index in many of the credit sectors, including corporate credit and securitized products, where valuations appear attractive for the long term. The Fund also continued to maintain large exposures to international bonds and foreign currencies as many of the more favorable opportunities in global bond markets remained outside the United States.

The views expressed reflect the opinions of the Fund’s sub-advisor as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	FDP SERIES, INC.	NOVEMBER 30, 2012

Franklin Templeton Total Return FDP Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.
[2]	The Fund invests, under normal market conditions, at least 80% of its assets in investment grade debt securities and investments, including government and corporate debt securities, mortgage- and asset-backed securities, investment grade corporate loans and futures with reference securities that are investment grade.
[3]	This unmanaged market-weighted index is comprised of investment grade corporate bonds (rated BBB or better), mortgages and US Treasury and government agency issues with at least one year to maturity.
[4]	Commencement of operations.

Performance Summary for the Period Ended November 30, 2012

			Average Annual Total Returns[5]
			1 Year		5 Years		Since Inception[6]
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	2.05%	5.30%	9.91%	N/A	6.64%	N/A	5.86%	N/A
Investor A	1.74	5.08	9.64	5.26%	6.38	5.52%	5.60	5.01%
Investor B	1.26	4.79	9.05	5.05	5.81	5.49	5.04	5.04
Investor C	1.25	4.78	9.04	8.04	5.79	5.79	5.01	5.01
Barclays US Aggregate Bond Index	—	1.99	5.51	N/A	6.04	N/A	5.71	N/A

[5]	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.
[6]	The Fund commenced operations on July 27, 2005.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value June 1, 2012	Ending Account Value November 30, 2012	Expenses Paid During the Period[7]	Beginning Account Value June 1, 2012	Ending Account Value November 30, 2012	Expenses Paid During the Period[7]	Annualized Expense Ratio
Institutional	$1,000.00	$1,053.00	$3.65	$1,000.00	$1,012.47	$3.60	0.71%
Investor A	$1,000.00	$1,050.80	$4.88	$1,000.00	$1,020.27	$4.81	0.95%
Investor B	$1,000.00	$1,047.90	$7.75	$1,000.00	$1,017.47	$7.64	1.51%
Investor C	$1,000.00	$1,047.80	$7.80	$1,000.00	$1,017.47	$7.69	1.52%

[7]	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).
[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.

FDP SERIES, INC.	NOVEMBER 30, 2012	11

About Fund Performance

Shares are only available for purchase through the FDP Service.

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.
•	Investor A Shares (for all Funds except Franklin Templeton Total Return FDP Fund) are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Investor A Shares for Franklin Templeton Total Return FDP Fund incur a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee).
•	Investor B Shares (for all Funds except Franklin Templeton Total Return FDP Fund) are subject to a maximum contingent deferred sales charge (“CDSC”) of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) Investor B Shares for Franklin Templeton Total Return FDP Fund are subject to a maximum CDSC of 4.00% declining to 0% after six years. In addition, its Investor B Shares are subject to a distribution fee of 0.50% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.) Investor B Shares of the Funds are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain qualified employee benefit plans.
•	Investor C Shares (for all Funds except Franklin Templeton Total Return FDP Fund) are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Investor C Shares for Franklin Templeton Total Return FDP Fund are subject to a distribution fee of 0.55% per year and a service fee of 0.25% per year. In addition, these shares for all Funds are subject to a 1.00% CDSC if redeemed within one year of purchase.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all dividends and capital gain distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. In certain periods, the Funds’ investment advisor waived a portion of its fees. Without such waiver, the Funds’ performance would have been lower.

12	FDP SERIES, INC.	NOVEMBER 30, 2012

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on June 1, 2012 and held through November 30, 2012) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts and swaps, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument.

The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

FDP SERIES, INC.	NOVEMBER 30, 2012	13

Portfolio Information as of November 30, 2012

MFS Research International FDP Fund

Ten Largest Holdings	Percent of Long-Term Investments
Royal Dutch Shell Plc, Class A	3%
Nestlé SA, Registered Shares	3
Roche Holding AG.	3
Rio Tinto Plc	2
Novartis AG, Registered Shares	2
Heineken NV	2
BPPlc	2
Bayer AG, Registered Shares	2
Westpac Banking Corp.	2
Barclays Plc	2

Geographic Allocation	Percent of Long-Term Investments
Japan	22%
United Kingdom	18
Switzerland	13
France	9
Germany	6
Hong Kong	6
Netherlands	6
Australia	4
Brazil	2
Sweden	2
Other[1]	12

[1]	Other includes a 1% holding or less in each of the following countries: Singapore, United States, India, Austria, Spain, China, Taiwan, Indonesia, Italy, Belgium, Bermuda, Canada, Czech Republic, Thailand, Mexico and Israel.

Marsico Growth FDP Fund

Ten Largest Holdings	Percent of Long-Term Investments
Apple, Inc.	4%
QALCOMM, Inc.	4
Wells Fargo & Co.	4
Biogen Idec, Inc.	3
Visa, Inc., Class A	3
Gilead Sciences, Inc.	3
National Oilwell Varco, Inc.	3
TJX Cos., Inc.	3
U.S. Bancorp	3
Starwood Hotels & Resorts Worldwide, Inc.	3

Sector Allocation	Percent of Long-Term Investments
Consumer Discretionary	36%
Information Technology	19
Health Care	12
Industrials	11
Financials	9
Energy	7
Materials	5
Consumer Staples	1

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

14	FDP SERIES, INC.	NOVEMBER 30, 2012

Portfolio Information as of November 30, 2012 (concluded)

Invesco Value FDP Fund

Ten Largest Holdings	Percent of Long-Term Investments
Citigroup, Inc.	4%
JPMorgan Chase & Co.	3
Comcast Corp., Class A	3
Allstate Corp.	3
Time Warner Cable, Inc.	3
Pfizer, Inc.	3
Microsoft Corp.	2
BPPlc—ADR	2
Merck & Co., Inc.	2
Viacom, Inc., Class B	2

Sector Allocation	Percent of Long-Term Investments
Financials	23%
Consumer Discretionary	17
Health Care	15
Energy	14
Information Technology	10
Industrials	7
Consumer Staples	6
Materials	3
Telecommunication Services	3
Utilities	2

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Franklin Templeton Total Return FDP Fund

Portfolio Composition	Percent of Long-Term Investments
US Government Sponsored Agency Securities	25%
Corporate Bonds	25
US Treasury Obligations	23
Foreign Agency Obligations	11
Floating Rate Loan Interests	7
Non-Agency Mortgage-Backed Securities	4
Asset-Backed Securities	2
Preferred Securities	2
Taxable Municipal Bonds	1

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA/Aaa[2]	67%
AA/Aa	1
A	9
BBB/Baa	17
BB/Ba	3
B	3

[1]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service (“Moody’s”) ratings.
[2]	Includes US Government Sponsored Agency Securities and US Treasury Obligations, which were deemed AAA/Aaa by the investment advisor.
FDP SERIES, INC.	NOVEMBER 30, 2012	15

Schedule of Investments November 30, 2012 (Unaudited)	MFS Research International FDP Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Argentina — 0.3%
Arcos Dorados Holdings, Inc., Class A	35,270	$432,057
Australia — 3.5%
Iluka Resources Ltd.	140,566	1,210,175
Newcrest Mining Ltd.	22,379	598,124
Westpac Banking Corp.	97,250	2,590,227
		4,398,526
Austria — 1.3%
Erste Group Bank AG (a)	57,454	1,692,094
Belgium — 0.6%
KBC Group Holding	26,200	790,321
Bermuda — 0.5%
Hiscox Ltd.	79,688	613,912
Brazil — 2.3%
Cia de Saneamento Basico do Estado de Sao
Paulo	5,200	210,502
Diagnosticos da America SA	83,000	482,432
EDP — Energias do Brasil SA	144,700	820,743
Itau Unibanco Holdings SA — ADR	25,420	385,113
M Dias Branco SA	19,300	643,363
Tim Participacoes SA — ADR	19,671	348,767
		2,890,920
Canada — 0.4%
Cenovus Energy, Inc.	16,210	544,386
China — 1.1%
China Unicom Hong Kong Ltd.	500,000	776,721
CNOOC Ltd.	237,000	506,157
Wumart Stores, Inc., Class H	68,000	141,414
		1,424,292
Czech Republic — 0.4%
CEZ AS	15,664	520,502
France — 8.7%
BNP Paribas SA	32,846	1,838,097
Danone SA	36,527	2,318,409
Dassault Systemes SA	7,602	861,039
GDF Suez	33,113	744,953
Legrand SA	10,709	434,269
LVMH Möet Hennessy Louis Vuitton SA	7,237	1,270,744
Publicis Groupe SA	20,399	1,155,065
Schneider Electric SA	28,033	1,973,377
Suez Environnement Co.	44,600	486,107
		11,082,060
Germany — 6.4%
Bayer AG, Registered Shares	28,882	2,613,901
GSW Immobilien AG	13,330	565,150
Linde AG	12,807	2,215,421
Siemens AG, Registered Shares	21,457	2,218,359
Symrise AG	15,731	547,931
		8,160,762

Common Stocks	Shares	Value

Hong Kong — 5.6%
AIA Group Ltd.	395,800	$1,539,255
BOC Hong Kong Holdings Ltd.	156,500	480,417
China Resources Gas Group Ltd.	66,000	142,492
Hang Lung Properties Ltd.	278,000	1,018,304
Hutchison Whampoa Ltd.	109,000	1,120,592
Li & Fung Ltd.	678,000	1,115,890
Sands China Ltd.	332,400	1,417,041
Sinotruk Hong Kong Ltd.	395,500	262,723
		7,096,714
India — 1.4%
HDFC Bank Ltd. — ADR	14,520	611,583
ICICI Bank Ltd.	23,143	465,601
Reliance Industries Ltd.	43,974	641,359
		1,718,543
Indonesia — 0.7%
Bank Mandiri Persero Tbk PT	509,500	437,738
Bank Rakyat Indonesia Persero Tbk PT	609,000	446,936
		884,674
Israel — 0.2%
Bezeq The Israeli Telecommunication Corp. Ltd.	245,730	300,460
Italy — 0.7%
Telecom Italia SpA	270,840	246,753
Telecom Italia SpA (Non-Convertible Savings Shares)	761,105	607,910
		854,663
Japan — 21.5%
Aeon Credit Service Co. Ltd.	34,400	674,084
Canon, Inc.	35,900	1,270,085
Chugoku Marine Paints Ltd.	46,000	250,181
Denso Corp.	45,300	1,497,469
East Japan Railway Co.	11,900	782,276
GLORY Ltd.	42,400	939,335
Honda Motor Co. Ltd.	57,300	1,909,885
Inpex Corp.	192	1,032,484
Japan Tobacco, Inc.	71,900	2,155,889
JGC Corp.	56,000	1,854,563
KDDI Corp.	28,900	2,144,464
Lawson, Inc.	11,800	798,817
Miraca Holdings, Inc.	20,400	830,298
Mitsubishi Corp.	45,200	860,391
Mitsubishi UFJ Financial Group, Inc.	173,300	797,076
Nippon Paint Co. Ltd.	50,000	415,761
Nippon Television Network Corp.	59,100	774,944
Nomura Research Institute Ltd.	32,900	637,761
Santen Pharmaceutical Co. Ltd.	44,500	1,912,204
Sony Financial Holdings, Inc.	34,900	602,048
Sumitomo Mitsui Financial Group, Inc.	61,000	1,974,594
Tokyo Gas Co. Ltd.	231,000	1,134,027
Yahoo! Japan Corp.	2,157	726,666
Yamato Holdings Co. Ltd.	93,100	1,397,435
		27,372,737

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	ADR	American Depositary	EUR	Euro	MXN	Mexican New Peso
		Receipts	GBP	British Pound	MYR	Malaysian Ringgit
	AGM	Assured Guaranty	GO	General Obligation	PEN	Peruvian Nuevo Sol
		Municipal Corp.		Bonds	PHP	Philippine Peso
	AUD	Australian Dollar	HKD	Hong Kong Dollar	PLN	Polish Zloty
	BRL	Brazilian Real	IDR	Indonesian Rupiah	RB	Revenue Bonds
	CHF	Swiss Franc	ILS	Israeli New Shekel	SEK	Swedish Krona
	CLP	Chilean Peso	INR	Indian Rupee	SGD	Singapore Dollar
	DIP	Debtor-In-Possession	JPY	Japanese Yen	TBA	To Be Announced
	DKK	Danish Krone	KRW	South Korean Won	USD	US Dollar

See Notes to Financial Statements.

16	FDP SERIES, INC.	NOVEMBER 30, 2012

Schedule of Investments (continued)	MFS Research International FDP Fund
(Percentages shown are based on Net Assets)

Common Stocks		Shares	Value

Mexico — 0.4%
Grupo Financiero Santander Mexico SAB de CV — ADR,
Class B (a)		33,680	$492,065
Netherlands — 5.5%
Akzo Nobel NV		34,322	1,963,631
ASML Holding NV		4,761	297,706
Delta Lloyd NV		27,890	416,952
Heineken NV		40,025	2,641,597
ING Groep NV CVA (a)		180,307	1,629,251
			6,949,137
Singapore — 1.5%
DBS Group Holdings Ltd.		94,000	1,112,428
Keppel Corp. Ltd.		87,400	766,324
			1,878,752
Spain — 1.2%
Amadeus IT Holding SA, Class A		31,684	740,159
Banco Santander SA		108,137	833,038
			1,573,197
Sweden — 1.8%
Hennes & Mauritz AB, Class B		26,650	865,616
Telefonaktiebolaget LM Ericsson, Class B		147,537	1,382,963
			2,248,579
Switzerland — 13.0%
Julius Baer Group Ltd. (a)		8,666	297,125
Kuehne & Nagel International AG,
Registered Shares		8,920	1,074,775
Nestlé SA, Registered Shares		56,312	3,686,050
Novartis AG, Registered Shares		46,450	2,878,383
Roche Holding AG		18,551	3,654,457
Schindler Holding AG, Participation Certificates		11,441	1,605,464
Sonova Holding AG, Registered Shares (a)		6,504	710,479
Swiss Re AG (a)		24,898	1,795,594
UBS AG, Registered Shares (a)		55,970	877,696
			16,580,023
Taiwan — 0.8%
Taiwan Semiconductor Manufacturing Co. Ltd.		305,439	1,037,839
Thailand — 0.4%
Siam Commercial Bank PCL		95,400	505,132
United Kingdom — 17.5%
Barclays Plc		586,437	2,326,004
BG Group Plc		48,287	828,438
BP Plc		377,354	2,619,702
BT Group Plc		136,920	512,088
Cairn Energy Plc (a)		56,804	244,451
Compass Group Plc		55,660	643,261
GKN Plc		210,110	748,196
HSBC Holdings Plc		120,609	1,231,676
Pearson Plc		4,450	84,095
Reckitt Benckiser Group Plc		25,420	1,598,909
Rio Tinto Plc		58,360	2,897,956
Royal Dutch Shell Plc, Class A		111,718	3,740,481
Standard Chartered Plc		84,152	1,962,849
Vodafone Group Plc		727,048	1,875,518
Whitbread Plc		23,809	916,187
			22,229,811
United States — 1.4%
Cognizant Technology Solutions Corp.,
Class A (a)		9,370	629,945
Joy Global, Inc.		21,300	1,213,887
			1,843,832
Total Long-Term Investments
(Cost — $107,835,311) — 99.1%			126,115,990

		Par
Short-Term Securities		(000)	Value

Time Deposits — 0.7%
Japan — 0.1%
Citibank NA, 0.01%, 12/03/12	JPY	5,993	$ 72,698
Switzerland — 0.1%
Brown Brothers Harriman & Co.,
0.01%, 12/03/12	CHF	111	119,376
United Kingdom — 0.0%
Brown Brothers Harriman & Co.,
0.07%, 12/03/12	GBP	1	1,065
United States — 0.5%
Brown Brothers Harriman & Co.,
0.08%, 12/03/12	USD	699	698,686
Total Short-Term Securities
(Cost — $891,825) — 0.7%			891,825
Total Investments (Cost — $108,727,136) — 99.8%			127,007,815
Other Assets Less Liabilities — 0.2%			270,440
Net Assets — 100.0%			$127,278,255

(a)	Non-income producing security.
•	Foreign currency exchange contracts as of November 30, 2012 were as follows:
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
HKD	75,413	USD	9,731	UBS AG	12/03/12	—
USD	26,780	GBP	16,729	Deutsche	12/03/12	$(21)
				Bank AG
USD	3,464	JPY	284,580	Brown Brothers	12/03/12	11
				Harriman & Co.
USD	11,919	JPY	979,290	Brown Brothers	12/03/12	40
				Harriman & Co.
USD	42,954	GBP	26,781	Barclays Plc	12/04/12	47
USD	24,611	JPY	2,031,120	Brown Brothers	12/04/12	(28)
				Harriman & Co.
USD	22,932	JPY	1,892,550	Brown Brothers	12/04/12	(27)
				Harriman & Co.
USD	9,756	JPY	805,194	Brown Brothers	12/04/12	(11)
				Harriman & Co.
USD	88,035	GBP	54,940	UBS AG	12/05/12	13
Total						$24

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:
•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access
•	Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

See Notes to Financial Statements.

FDP SERIES, INC.	NOVEMBER 30, 2012	17

Schedule of Investments (concluded)	MFS Research International FDP Fund

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of November 30, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Argentina	$432,057	—	—	$432,057
Australia	—	$4,398,526	—	4,398,526
Austria	—	1,692,094	—	1,692,094
Belgium	—	790,321	—	790,321
Bermuda	—	613,912	—	613,912
Brazil	2,890,920	—	—	2,890,920
Canada	544,386	—	—	544,386
China	—	1,424,292	—	1,424,292
Czech Republic	520,502	—	—	520,502
France	—	11,082,060	—	11,082,060
Germany	—	8,160,762	—	8,160,762
Hong Kong	—	7,096,714	—	7,096,714
India	611,583	1,106,960	—	1,718,543
Indonesia	—	884,674	—	884,674
Israel	—	300,460	—	300,460
Italy	—	854,663	—	854,663
Japan	—	27,372,737	—	27,372,737
Mexico	492,065	—	—	492,065
Netherlands	—	6,949,137	—	6,949,137
Singapore	—	1,878,752	—	1,878,752
Spain	—	1,573,197	—	1,573,197
Sweden	—	2,248,579	—	2,248,579
Switzerland	—	16,580,023	—	16,580,023
Taiwan	—	1,037,839	—	1,037,839
Thailand	505,132	—	—	505,132
United Kingdom	—	22,229,811	—	22,229,811
United States	1,843,832	—	—	1,843,832
Short-Term Securities:
Time Deposits	—	891,825	—	891,825
Total	$7,840,477	$119,167,338	—	$127,007,815

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange
contracts	—	$111	—	$111
Liabilities:
Foreign currency exchange
contracts	—	(87)	—	(87)
Total	—	$24	—	$24

[1]	Derivative financial instruments are foreign currency exchange contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s assets are held at carrying amount, which approximates fair value for financial statement purposes. As of November 30, 2012, foreign currency at value of $1,313 is categorized as Level 1 within the disclosure hierarchy.

There were no transfers between levels during the six months ended November 30, 2012.

See Notes to Financial Statements.

18	FDP SERIES, INC.	NOVEMBER 30, 2012

Schedule of Investments November 30, 2012 (Unaudited)	Marsico Growth FDP Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense — 2.5%
Precision Castparts Corp.	14,254	$2,614,041
Beverages — 0.7%
Anheuser-Busch InBev NV — ADR	8,560	753,023
Biotechnology — 6.1%
Biogen Idec, Inc. (a)	22,086	3,292,802
Gilead Sciences, Inc. (a)	41,954	3,146,550
		6,439,352
Chemicals — 5.0%
LyondellBasell Industries NV, Class A	51,006	2,536,528
Monsanto Co.	29,771	2,726,726
		5,263,254
Commercial Banks — 6.2%
U.S. Bancorp	90,922	2,933,143
Wells Fargo & Co.	109,177	3,603,933
		6,537,076
Communications Equipment — 3.4%
QUALCOMM, Inc.	57,232	3,641,100
Computers & Peripherals — 3.7%
Apple, Inc.	6,766	3,960,004
Energy Equipment & Services — 5.4%
National Oilwell Varco, Inc.	44,455	3,036,276
Schlumberger Ltd.	37,632	2,695,204
		5,731,480
Health Care Equipment & Supplies — 1.1%
Intuitive Surgical, Inc. (a)	2,154	1,139,466
Health Care Providers & Services — 2.0%
Express Scripts Holding Co. (a)	40,570	2,184,694
Hotels, Restaurants & Leisure — 9.1%
Chipotle Mexican Grill, Inc. (a)	3,497	922,439
McDonald’s Corp.	12,073	1,050,834
Starbucks Corp.	30,709	1,592,876
Starwood Hotels & Resorts Worldwide, Inc.	54,142	2,921,502
Wynn Resorts Ltd.	20,169	2,266,995
Yum! Brands, Inc.	13,970	937,108
		9,691,754
Industrial Conglomerates — 1.0%
Danaher Corp.	20,059	1,082,584
Internet & Catalog Retail — 2.9%
Amazon.com, Inc. (a)	3,637	916,706
Priceline.com, Inc. (a)	3,230	2,142,007
		3,058,713
Internet Software & Services — 5.2%
eBay, Inc. (a)	40,526	2,140,583
Equinix, Inc. (a)	7,926	1,472,334
Google, Inc., Class A (a)	1,518	1,060,126
LinkedIn Corp., Class A (a)	8,204	887,180
		5,560,223
IT Services — 3.8%
Accenture Plc, Class A	12,410	842,887
Visa, Inc., Class A	21,416	3,206,190
		4,049,077
Machinery — 2.6%
Cummins, Inc.	10,663	1,046,680
Pentair Ltd., Registered Shares	35,357	1,714,461
		2,761,141

Common Stocks	Shares	Value

Media — 5.1%
CBS Corp., Class B	79,570	$2,862,928
Comcast Corp., Class A	25,915	963,520
Liberty Global, Inc., Class A (a)	27,472	1,539,531
		5,365,979
Multiline Retail — 1.0%
Dollar General Corp. (a)	21,147	1,057,350
Oil, Gas & Consumable Fuels — 1.0%
Kinder Morgan, Inc.	30,860	1,043,377
Personal Products — 0.7%
The Estée Lauder Cos., Inc., Class A	13,024	758,648
Pharmaceuticals — 1.9%
Bristol-Myers Squibb Co.	46,283	1,510,214
Perrigo Co.	4,825	499,388
		2,009,602
Real Estate Investment Trusts (REITs) — 1.6%
American Tower Corp.	22,458	1,682,778
Road & Rail — 1.2%
Union Pacific Corp.	10,294	1,263,897
Software — 1.4%
VMware, Inc., Class A (a)	16,607	1,510,407
Specialty Retail — 12.5%
AutoZone, Inc. (a)	5,449	2,091,163
Dick’s Sporting Goods, Inc.	20,168	1,059,022
GNC Holdings, Inc., Class A	21,704	762,462
The Home Depot, Inc.	33,750	2,196,112
Limited Brands, Inc.	22,092	1,152,098
Lowe’s Cos., Inc.	51,368	1,853,871
O’Reilly Automotive, Inc. (a)	11,687	1,099,513
TJX Cos., Inc.	68,039	3,016,849
		13,231,090
Textiles, Apparel & Luxury Goods — 3.4%
Lululemon Athletica, Inc. (a)	23,544	1,689,988
NIKE, Inc., Class B	19,207	1,872,299
		3,562,287
Trading Companies & Distributors — 2.0%
W.W. Grainger, Inc.	10,727	2,081,253
Transportation Infrastructure — 1.1%
Hutchison Port Holdings Trust	1,456,000	1,127,611
Total Common Stocks — 93.6%		99,161,261

Preferred Stocks — 0.5%

Commercial Banks — 0.5%
Wells Fargo & Co., Series J, 8.00%	17,400	513,300
Total Long-Term Investments
(Cost — $80,535,563) — 94.1%		99,674,561

See Notes to Financial Statements.

FDP SERIES, INC.	NOVEMBER 30, 2012	19

Schedule of Investments (concluded)	Marsico Growth FDP Fund
(Percentages shown are based on Net Assets)

	Par
Short-Term Securities	(000)	Value

Time Deposits — 7.3%
United States — 7.3%
Brown Brothers Harriman & Co., 0.08%, 12/03/12	$7,776	$7,775,889
Total Short-Term Securities
(Cost — $7,775,889) — 7.3%		7,775,889
Total Investments (Cost — $88,311,452) — 101.4%		107,450,450
Liabilities in Excess of Other Assets — (1.4)%		(1,571,808)
Net Assets — 100.0%		$105,878,642

(a)	Non-income producing security.
•	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
•	Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:
•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access
•	Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of November 30, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$98,546,950	$1,127,611	—	$99,674,561
Short-Term Securities	—	7,775,889	—	7,775,889
Total	$98,546,950	$8,903,500	—	$107,450,450

[1]	See above Schedule of Investments for values in each industry, excluding Level 2, Transportation Infrastructure, within the table.

There were no transfers between levels during the six months ended November 30, 2012.

See Notes to Financial Statements.

20	FDP SERIES, INC.	NOVEMBER 30, 2012

Schedule of Investments November 30, 2012 (Unaudited)	Invesco Value FDP Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense — 1.3%
Honeywell International, Inc.	12,251	$751,354
Textron, Inc.	26,721	627,676
		1,379,030
Automobiles — 1.9%
General Motors Co. (a)	75,508	1,954,147
Capital Markets — 4.5%
The Bank of New York Mellon Corp.	92,035	2,203,318
The Goldman Sachs Group, Inc.	8,597	1,012,640
Morgan Stanley	54,156	913,612
State Street Corp.	12,006	533,547
		4,663,117
Commercial Banks — 4.0%
Fifth Third Bancorp	73,688	1,078,792
The PNC Financial Services Group, Inc. (b)	500	28,070
U.S. Bancorp	23,572	760,433
Wells Fargo & Co.	68,422	2,258,610
		4,125,905
Communications Equipment — 1.1%
Cisco Systems, Inc.	59,452	1,124,237
Computers & Peripherals — 1.4%
Dell, Inc.	21,885	210,971
Hewlett-Packard Co.	93,959	1,220,528
		1,431,499
Diversified Financial Services — 8.1%
Bank of America Corp.	149,062	1,469,751
Citigroup, Inc.	105,482	3,646,513
JPMorgan Chase & Co.	81,219	3,336,477
		8,452,741
Diversified Telecommunication Services — 1.6%
AT&T, Inc.	17,085	583,111
Verizon Communications, Inc.	23,491	1,036,423
		1,619,534
Electric Utilities — 2.4%
FirstEnergy Corp.	20,682	878,158
PPL Corp.	54,516	1,600,044
		2,478,202
Electrical Equipment — 1.2%
Emerson Electric Co.	24,507	1,230,987
Electronic Equipment, Instruments &
Components — 1.2%
Corning, Inc.	105,314	1,287,990
Energy Equipment & Services — 4.3%
Halliburton Co.	61,030	2,035,350
Noble Corp.	15,832	546,046
Weatherford International Ltd. (a)	180,280	1,876,715
		4,458,111
Food & Staples Retailing — 2.0%
CVS Caremark Corp.	37,592	1,748,404
Wal-Mart Stores, Inc.	4,609	331,940
		2,080,344
Food Products — 3.9%
Archer-Daniels-Midland Co.	25,931	692,358
Kraft Foods Group, Inc. (a)	12,307	556,523
Mondelez International, Inc., Class A	36,923	955,936
Tyson Foods, Inc., Class A	18,914	362,581
Unilever NV — NY Shares	38,204	1,445,257
		4,012,655

Common Stocks	Shares	Value

Health Care Providers & Services — 3.8%
Cardinal Health, Inc.	22,111	$894,390
UnitedHealth Group, Inc.	37,568	2,043,324
WellPoint, Inc.	18,550	1,036,945
		3,974,659
Hotels, Restaurants & Leisure — 1.0%
Carnival Corp.	27,846	1,076,526
Household Durables — 0.5%
Newell Rubbermaid, Inc.	22,661	494,236
Household Products — 0.4%
The Procter & Gamble Co.	6,116	427,080
Industrial Conglomerates — 2.2%
General Electric Co.	106,294	2,245,992
Insurance — 5.3%
Aflac, Inc.	8,834	468,114
The Allstate Corp.	63,934	2,588,048
MetLife, Inc.	35,409	1,175,225
The Travelers Cos., Inc.	18,703	1,324,546
		5,555,933
Internet Software & Services — 3.7%
eBay, Inc. (a)	35,067	1,852,239
Yahoo! Inc. (a)	103,629	1,945,116
		3,797,355
Machinery — 1.6%
Ingersoll-Rand Plc	34,273	1,671,837
Media — 10.1%
Comcast Corp., Class A	70,501	2,621,227
News Corp., Class B	75,910	1,914,450
Time Warner Cable, Inc.	27,270	2,587,651
Time Warner, Inc.	22,944	1,085,251
Viacom, Inc., Class B	44,120	2,277,033
		10,485,612
Metals & Mining — 1.1%
Alcoa, Inc.	131,833	1,108,716
Multiline Retail — 1.5%
Kohl’s Corp.	12,269	547,811
Target Corp.	15,506	978,894
		1,526,705
Oil, Gas & Consumable Fuels — 9.0%
BP Plc — ADR	57,038	2,381,907
Chevron Corp.	13,762	1,454,506
Murphy Oil Corp.	29,758	1,688,469
Occidental Petroleum Corp.	10,582	795,872
QEP Resources, Inc.	44,763	1,258,735
Royal Dutch Shell Plc — ADR	27,046	1,811,271
		9,390,760
Paper & Forest Products — 1.9%
International Paper Co.	52,068	1,933,806
Pharmaceuticals — 11.1%
Bristol-Myers Squibb Co.	58,700	1,915,381
GlaxoSmithKline Plc — ADR	25,570	1,099,766
Merck & Co., Inc.	52,634	2,331,686
Novartis AG, Registered Shares	17,725	1,098,371
Pfizer, Inc.	103,092	2,579,362
Roche Holding AG — ADR	20,651	1,016,236
Sanofi — ADR	32,538	1,451,845
		11,492,647
Semiconductors & Semiconductor
Equipment — 0.5%
Intel Corp.	29,214	571,718

See Notes to Financial Statements.

FDP SERIES, INC.	NOVEMBER 30, 2012	21

Schedule of Investments (continued)	Invesco Value FDP Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Software — 2.3%
Microsoft Corp.	91,741	$2,442,146
Specialty Retail — 2.1%
Lowe’s Cos., Inc.	42,392	1,529,927
Staples, Inc.	57,107	668,152
		2,198,079
Wireless Telecommunication Services — 1.0%
Vodafone Group Plc — ADR	39,146	1,009,967
Total Long-Term Investments
(Cost — $86,910,086) — 98.0%		101,702,273

	Par
Short-Term Securities	(000)

Time Deposits — 1.6%
United States — 1.6%
Brown Brothers Harriman & Co., 0.08%, 12/03/12	$1,668	1,667,988
Total Short-Term Securities
(Cost — $1,667,988) — 1.6%		1,667,988
Total Investments (Cost — $88,578,074) — 99.6%		103,370,261
Other Assets Less Liabilities — 0.4%		379,320
Net Assets — 100.0%		$103,749,581

(a)	Non-income producing security.
(b)	Investments in issuers considered to be an affiliate of the Fund during the six months ended November 30, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliate	Shares Held at May 31, 2012	Shares Purchased	Shares Sold	Shares Held at November 30, 2012	Value at November 30, 2012	Income	Realized Gain (Loss)

The PNC Financial Services Group, Inc.	500	—	—	500	$28,070	$400	—

•	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
•	Foreign currency exchange contracts as of November 30, 2012 were as follows:
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CHF	81,924	USD	87,901	State Street Corp.	1/15/13	$560
EUR	105,574	USD	136,222	Bank of New York	1/15/13	1,143
				Mellon Corp.
GBP	162,364	USD	259,593	State Street Corp.	1/15/13	519
USD	541,389	CHF	503,838	Citigroup, Inc.	1/15/13	(2,651)
USD	540,130	CHF	502,667	Bank of New York	1/15/13	(2,645)
				Mellon Corp.
USD	756,186	CHF	703,733	State Street Corp.	1/15/13	(3,699)
USD	1,020,094	EUR	789,094	Canadian	1/15/13	(6,616)
				Imperial Bank of
				Commerce
USD	1,142,677	EUR	883,785	Citigroup, Inc.	1/15/13	(7,239)
USD	818,402	EUR	633,029	Bank of New York	1/15/13	(5,248)
				Mellon Corp.
USD	1,199,810	EUR	927,974	State Street Corp.	1/15/13	(7,601)
USD	1,462,503	GBP	913,850	Canadian	1/15/13	(1,513)
				Imperial Bank of
				Commerce
USD	758,443	GBP	473,850	Citigroup, Inc.	1/15/13	(679)
USD	1,075,999	GBP	672,300	Bank of New York	1/15/13	(1,046)
				Mellon Corp.
USD	736,741	GBP	460,310	State Street Corp.	1/15/13	(690)
Total						$(37,405)

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:
•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access
•	Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

See Notes to Financial Statements.

22	FDP SERIES, INC.	NOVEMBER 30, 2012

Schedule of Investments (concluded)	Invesco Value FDP Fund

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of November 30, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$100,603,902	$1,098,371	—	$101,702,273
Short-Term Securities	—	1,667,988	—	1,667,988
Total	$100,603,902	$2,766,359	—	$103,370,261

[1]	See above Schedule of Investments for values in each industry excluding Level 2, in Pharmaceuticals, within the table.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Foreign currency exchange
contracts	—	$2,222	—	$2,222
Liabilities:
Foreign currency exchange
contracts	—	(39,627)	—	(39,627)
Total	—	$(37,405)	—	$(37,405)

[2]	Derivative financial instruments are foreign currency exchange contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s assets are held at carrying amount, which approximates fair value for financial statement purposes. As of November 30, 2012, foreign currency at value of $173 is categorized as Level 1 within the disclosure hierarchy.

There were no transfers between levels during the six months ended November 30, 2012.

See Notes to Financial Statements.

FDP SERIES, INC.	NOVEMBER 30, 2012	23

Schedule of Investments November 30, 2012 (Unaudited)	Franklin Templeton Total Return FDP Fund
(Percentages shown are based on Net Assets)

		Par
Asset-Backed Securities		(000)	Value

Aames Mortgage Investment Trust, Series 2005-4,
Class M1, 0.91%, 10/25/35 (a)	USD	172	$169,860
Ameriquest Mortgage Securities, Inc. (a):
Series 2004-R4, Class M1, 1.03%, 6/25/34		475	465,684
Series 2005-R9, Class A2B,
0.44%, 11/25/35		82	81,008
Argent Securities, Inc., Series 2005-W2,
Class A2C, 0.57%, 10/25/35 (a)		225	180,428
Bayview Financial Acquisition Trust,
Series 2004-D, Class M1, 0.84%, 8/28/44 (a)		252	245,369
Chase Funding Mortgage Loan Asset-Backed
Certificates, Series 2004-2, Class 2A2,
0.71%, 2/25/35 (a)		230	191,298
CitiFinancial Mortgage Securities, Inc.,
Series 2003-4, Class AF6,
4.49%, 10/25/33 (a)		263	267,978
Countryplace Manufactured Housing Contract
Trust, Series 2005-1, Class A3,
4.80%, 12/15/35 (a)(b)		48	49,886
Countrywide Asset-Backed Certificates (a):
Series 2004-1, Class M1, 0.96%, 3/25/34		123	111,000
Series 2005-11, Class AF4, 5.21%, 2/25/36		700	452,229
Series 2005-14, Class 3A2, 0.45%, 4/25/36		131	129,708
Green Tree Financial Corp., Series 1996-3,
Class M1, 7.70%, 5/15/27 (a)		173	141,402
Greenpoint Manufactured Housing, Series 1999-3,
Class 1A7, 7.27%, 6/15/29		655	638,959
Home Equity Mortgage Trust, Series 2004-4,
Class M3, 1.18%, 12/25/34 (a)		178	139,024
JPMorgan Mortgage Acquisition Corp.,
Series 2006-ACC1, Class A4,
0.36%, 5/25/36 (a)		109	104,355
Long Beach Mortgage Loan Trust,
Series 2005-WL2, Class M1,
0.68%, 8/25/35 (a)		111	108,111
Morgan Stanley ABS Capital I (a):
Series 2003-HE1, Class M1, 1.41%, 5/25/33		280	256,471
Series 2005-WMC1, Class M2,
0.94%, 1/25/35		136	122,637
Residential Asset Securities Corp.,
Series 2005-AHL2, Class A2,
0.47%, 10/25/35 (a)		88	87,306
Structured Asset Securities Corp.,
Series 2006-WF1, Class A5,
0.51%, 2/25/36 (a)		553	540,371
Total Asset-Backed Securities — 2.6%			4,483,084

Common Stocks — 0.0%		Shares

Automobiles — 0.0%
General Motors Co. (c)		661	17,107

		Par
Corporate Bonds		(000)

Aerospace & Defense — 0.1%
United Technologies Corp., 3.10%, 6/01/22	USD	200	215,232
Beverages — 0.4%
Heineken NV, 2.75%, 4/01/23 (b)		700	693,395
Biotechnology — 0.5%
Gilead Sciences, Inc., 4.50%, 4/01/21		800	921,078

		Par
Corporate Bonds		(000)	Value

Capital Markets — 1.4%
Credit Suisse, 2.20%, 1/14/14	USD	500	$508,041
Export-Import Bank of Korea, 1.25%, 11/20/15		200	200,116
The Goldman Sachs Group, Inc., 5.25%, 7/27/21		250	285,868
KKR Group Finance Co. LLC, 6.38%, 9/29/20 (b)		200	234,208
Merrill Lynch & Co., Inc., 6.88%, 4/25/18		700	842,008
Morgan Stanley:
6.00%, 4/28/15		300	326,897
5.50%, 1/26/20		100	111,494
			2,508,632
Chemicals — 0.4%
Ineos Finance Plc, 9.00%, 5/15/15 (b)		100	106,620
Ineos Group Holdings Plc, 7.88%, 2/15/16 (b)	EUR	75	94,737
PTT Global Chemical PCL, 4.25%, 9/19/22 (b)	USD	200	206,249
RPM International, Inc., 6.25%, 12/15/13		50	52,610
RPM United Kingdom GP, 6.70%, 11/01/15 (b)		200	225,060
			685,276
Commercial Banks — 2.9%
Banco do Brasil SA, 5.88%, 1/26/22 (b)		500	542,500
CIT Group, Inc.:
5.38%, 5/15/20		100	106,750
5.00%, 8/15/22		100	104,847
Halyk Savings Bank of Kazakhstan,
7.25%, 5/03/17		400	434,000
HSBC Bank Brasil SA — Banco Multiplo,
4.00%, 5/11/16 (b)		200	206,250
HSBC Holdings Plc, 6.50%, 9/15/37		400	487,922
ICICI Bank Ltd — Dubai, 4.70%, 2/21/18 (b)		200	207,918
ING Bank NV (b):
2.01%, 9/25/15 (a)		500	505,634
2.63%, 12/05/22		500	502,943
Nykredit Realkredit A/S:
2.00%, 1/01/16	DKK	3,000	544,532
Series 10S, 4.00%, 1/01/16		1,500	287,645
Series 12E, 4.00%, 1/01/16		1,500	287,743
Regions Financial Corp., 7.75%, 11/10/14	USD	200	220,500
The Royal Bank of Scotland Plc:
6.93%, 4/09/18	EUR	100	142,277
6.13%, 12/15/22	USD	100	102,549
SVB Financial Group, 5.38%, 9/15/20		300	340,048
			5,024,058
Commercial Services & Supplies — 0.2%
Aviation Capital Group Corp., 6.75%, 4/06/21 (b)		300	311,373
Construction Materials — 0.1%
Cemex SAB de CV, 9.00%, 1/11/18 (b)		200	211,500
Consumer Finance — 0.8%
American Express Credit Corp., 5.38%, 10/01/14	GBP	400	686,325
Discover Financial Services, 3.85%, 11/21/22 (b)	USD	400	403,096
Ford Motor Credit Co. LLC:
5.00%, 5/15/18		150	164,466
8.13%, 1/15/20		100	127,086
			1,380,973
Containers & Packaging — 0.2%
Reynolds Group Issuer, Inc., 5.75%, 10/15/20 (b)	USD	200	204,500
Sealed Air Corp., 6.50%, 12/01/20 (b)		150	156,750
			361,250
Diversified Financial Services — 1.7%
Ally Financial, Inc.:
8.00%, 12/31/18		50	57,688
7.50%, 9/15/20		200	241,000
Bank of America Corp., 5.63%, 10/14/16		500	568,902
General Electric Capital Corp.:
4.88%, 3/06/13	EUR	150	197,334
6.00%, 8/07/19	USD	500	611,521

See Notes to Financial Statements.

24	FDP SERIES, INC.	NOVEMBER 30, 2012

Schedule of Investments (continued)	Franklin Templeton Total Return FDP Fund
(Percentages shown are based on Net Assets)

		Par
Corporate Bonds		(000)	Value

Diversified Financial Services (concluded)
JPMorgan Chase & Co.:
4.38%, 1/30/14	EUR	300	$406,857
4.25%, 10/15/20	USD	700	777,101
			2,860,403
Diversified Telecommunication Services — 2.1%
AT&T, Inc., 4.38%, 3/15/13	EUR	300	394,457
CenturyLink, Inc., Series T, 5.80%, 3/15/22	USD	300	317,024
Frontier Communications Corp.:
8.50%, 4/15/20		100	114,250
7.13%, 1/15/23		100	105,750
Intelsat Jackson Holdings SA:
7.50%, 4/01/21		100	107,000
6.63%, 12/15/22 (b)		100	100,000
Telecom Italia Capital SA, 7.00%, 6/04/18		500	563,125
Telefonica Emisiones SAU, 4.95%, 1/15/15		250	258,800
Verizon New York, Inc., Series B, 7.38%, 4/01/32		100	131,577
Windstream Corp., 8.13%, 8/01/13		1,500	1,560,000
			3,651,983
Electric Utilities — 0.7%
Dominion Resources, Inc., 8.88%, 1/15/19		600	819,333
Georgia Power Co., 4.30%, 3/15/42		100	105,321
Pacific Gas & Electric Co., 4.45%, 4/15/42		300	329,240
			1,253,894
Energy Equipment & Services — 0.1%
Cie Générale de Géophysique — Veritas,
6.50%, 6/01/21		100	105,000
Food & Staples Retailing — 1.2%
Cencosud SA, 4.88%, 1/20/23 (b)		500	500,709
CVS Caremark Corp., 5.75%, 6/01/17		300	360,454
Rite Aid Corp.:
9.75%, 6/12/16		100	108,500
8.00%, 8/15/20		100	112,250
Safeway, Inc., 3.95%, 8/15/20		600	597,766
Woolworths Ltd., 4.00%, 9/22/20 (b)		300	326,234
			2,005,913
Food Products — 1.4%
Bunge Ltd. Finance Corp.:
5.88%, 5/15/13		300	306,696
5.10%, 7/15/15		400	434,883
Ingredion, Inc., 4.63%, 11/01/20		300	338,443
Kraft Foods Group, Inc., 3.50%, 6/06/22 (b)		800	854,296
Sigma Alimentos SA de CV, 5.63%, 4/14/18 (b)		200	226,500
Wm. Wrigley Jr. Co., 3.05%, 6/28/13 (b)		200	202,754
			2,363,572
Health Care Equipment & Supplies — 0.4%
PerkinElmer, Inc., 5.00%, 11/15/21		600	669,071
Health Care Providers & Services — 1.5%
HCA, Inc., 6.75%, 7/15/13		1,500	1,545,000
Laboratory Corp. of America Holdings, 3.75%, 8/23/22		100	106,514
Medco Health Solutions, Inc., 7.13%, 3/15/18		800	1,004,221
			2,655,735
Hotels, Restaurants & Leisure — 0.3%
Caesars Entertainment Operating Co., Inc.,
11.25%, 6/01/17		300	322,312
MGM Resorts International:
6.63%, 7/15/15		100	106,500
6.75%, 10/01/20 (b)		100	100,750
			529,562
Independent Power Producers &
Energy Traders — 0.1%
Texas Competitive Electric Holdings Co. LLC,
11.50%, 10/01/20 (b)		300	222,000

		Par
Corporate Bonds		(000)	Value

Industrial Conglomerates — 0.2%
General Electric Co., 2.70%, 10/09/22	USD	200	$203,889
Hutchison Whampoa International Ltd.,
7.45%, 11/24/33 (b)		50	71,883
			275,772
Insurance — 1.1%
Aflac, Inc., 8.50%, 5/15/19		100	136,534
Liberty Mutual Group, Inc., 4.95%, 5/01/22 (b)		600	651,351
PRICOA Global Funding I, 5.45%, 6/11/14 (b)		300	321,512
Prudential Covered Trust, 3.00%, 9/30/15 (b)		475	493,456
Willis Group Holdings Plc, 5.75%, 3/15/21		200	228,133
			1,830,986
Media — 1.9%
CBS Corp., 1.95%, 7/01/17		500	512,069
Clear Channel Communications, Inc.,
9.00%, 3/01/21		100	88,250
Clear Channel Worldwide Holdings, Inc., Series B,
7.63%, 3/15/20		100	98,000
DIRECTV Holdings LLC, 3.80%, 3/15/22		500	510,343
DISH DBS Corp., 5.88%, 7/15/22		200	214,250
NBC Universal Media LLC, 2.88%, 1/15/23		200	201,208
News America, Inc., 7.25%, 5/18/18		400	507,661
Time Warner Cable, Inc., 6.75%, 7/01/18		700	876,460
Time Warner, Inc., 6.10%, 7/15/40		200	246,265
			3,254,506
Metals & Mining — 0.5%
ArcelorMittal, 6.00%, 3/01/21		100	99,822
Cliffs Natural Resources, Inc., 4.80%, 10/01/20		200	196,080
FMG Resources August 2006 Property Ltd.,
6.88%, 4/01/22 (b)		200	195,000
Teck Resources Ltd., 4.50%, 1/15/21		300	323,080
			813,982
Multi-Utilities — 0.5%
CenterPoint Energy, Inc., 6.50%, 5/01/18		300	367,921
CenterPoint Energy Resources Corp.,
6.13%, 11/01/17		200	241,974
GDF Suez, 1.63%, 10/10/17 (b)		300	301,602
			911,497
Oil, Gas & Consumable Fuels — 3.9%
Apache Corp., 4.25%, 1/15/44		500	509,463
Canadian Natural Resources Ltd.,
5.90%, 2/01/18		500	605,894
Chesapeake Energy Corp., 6.63%, 8/15/20		200	209,500
CNPC HK Overseas Capital Ltd.,
5.95%, 4/28/41 (b)		200	258,118
Energy Transfer Equity LP, 7.50%, 10/15/20		100	113,500
ENI SpA, 4.15%, 10/01/20 (b)		300	310,056
Enogex LLC, 6.25%, 3/15/20 (b)		400	461,608
Enterprise Products Operating LLC:
5.20%, 9/01/20		100	119,229
7.03%, 1/15/68 (a)		200	225,500
Gaz Capital for Gazprom, 6.21%, 11/22/16 (b)		500	559,500
Kinder Morgan Finance Co. LLC,
6.00%, 1/15/18 (b)		200	218,769
Plains Exploration & Production Co.,
6.63%, 5/01/21		200	205,000
Samson Investment Co., 9.75%, 2/15/20 (b)		100	105,750
SandRidge Energy, Inc.:
8.75%, 1/15/20		100	108,250
7.50%, 2/15/23		100	104,000
Valero Energy Corp., 9.38%, 3/15/19		800	1,097,724
Weatherford International Ltd., 5.95%, 4/15/42		900	907,375
Woodside Finance Ltd., 4.50%, 11/10/14 (b)		600	635,890
			6,755,126

See Notes to Financial Statements.

FDP SERIES, INC.	NOVEMBER 30, 2012	25

Schedule of Investments (continued)	Franklin Templeton Total Return FDP Fund
(Percentages shown are based on Net Assets)

		Par
Corporate Bonds		(000)	Value

Paper & Forest Products — 0.0%
NewPage Corp., 11.38%, 12/31/14 (c)(d)	USD	100	$48,000
Pharmaceuticals — 0.2%
AbbVie, Inc., 2.90%, 11/06/22 (b)		300	306,343
Watson Pharmaceuticals, Inc., 3.25%, 10/01/22		100	102,856
			409,199
Real Estate Investment Trusts (REITs) — 1.2%
ERP Operating LP, 5.75%, 6/15/17		500	592,611
Healthcare Realty Trust, Inc.:
6.50%, 1/17/17		500	575,581
4.13%, 4/01/19		500	538,006
KimCo Realty Corp., 6.88%, 10/01/19		200	248,094
			1,954,292
Real Estate Management &
Development — 0.4%
Forest City Enterprises, Inc., 7.63%, 6/01/15		29	29,073
WEA Finance LLC, 5.70%, 10/01/16 (b)		540	614,370
			643,443
Semiconductors & Semiconductor
Equipment — 0.1%
Freescale Semiconductor, Inc.:
9.25%, 4/15/18 (b)		75	80,719
10.75%, 8/01/20		134	140,532
			221,251
Software — 0.3%
Symantec Corp., 2.75%, 6/15/17		500	516,888
Tobacco — 0.4%
Altria Group, Inc., 9.70%, 11/10/18		169	238,496
Lorillard Tobacco Co., 2.30%, 8/21/17		400	406,575
			645,071
Transportation Infrastructure — 0.5%
DP World Ltd., 6.85%, 7/02/37 (b)		380	423,700
Sydney Airport Finance Co. Property Ltd.,
3.90%, 3/22/23 (b)		500	509,500
			933,200
Utilities — 0.3%
Sempra Energy, 2.88%, 10/01/22		600	604,030
Wireless Telecommunication Services — 0.1%
Sprint Nextel Corp., 7.00%, 3/01/20 (b)		200	231,500
Total Corporate Bonds — 28.1%			48,678,643

Floating Rate Loan Interests (a)

Aerospace & Defense — 0.1%
TransDigm, Inc.:
Tranche B1 Term Loan, 4.00%, 2/14/17		184	184,308
Tranche B2 Term Loan, 4.00%, 2/14/17		28	27,906
			212,214
Auto Components — 0.0%
Federal-Mogul Corp.:
Term Loan B, 2.15%, 12/29/14		47	43,520
Term Loan C, 2.15%, 12/28/15		24	22,205
			65,725
Chemicals — 0.3%
Ineos US Finance LLC, Dollar Term Loan,
6.50%, 5/04/18		286	289,494
PL Propylene LLC, Term Loan B, 7.00%, 3/27/17		146	148,409

		Par
Floating Rate Loan Interests (a)		(000)	Value

Chemicals (concluded)
Tronox Pigments (Netherlands) BV:
Delayed Draw Term Loan, 4.25%, 2/08/18	USD	21	$20,674
Closing Date Term Loan B, 4.25%, 2/08/18		75	75,807
			534,384
Commercial Services & Supplies — 0.5%
ARAMARK Corp.:
Extended Synthetic LC, 3.31%, 7/26/16		14	14,523
Extended Synthetic LC, 3.31%, 7/26/16		—(e)	123
Extended Term Loan B, 3.46%, 7/26/16		220	220,820
Extended Term Loan C, 3.46% —
3.61%, 7/26/16		2	1,528
Interactive Data Corp., Term Loan B,
4.50%, 2/12/18		341	342,364
KAR Auction Services, Inc., Term Loan,
5.00%, 5/19/17		277	278,963
			858,321
Consumer Finance — 0.5%
Moneygram Payment Systems Worldwide, Inc.:
Term Loan B, 4.25%, 11/20/17		445	445,211
Term Loan B-1, 4.25%, 11/17/17		366	365,890
			811,101
Containers & Packaging — 0.3%
Exopack LLC, Term Loan, 6.50%, 5/31/17		17	16,980
Reynolds Group Holdings, Inc., Term Loan,
4.75%, 9/28/18		445	448,329
			465,309
Diversified Financial Services — 0.3%
Asurion LLC:
Term Loan (First Lien), 5.50%, 5/24/18		38	38,370
Term Loan B-1, 4.75%, 7/23/17		56	56,062
TransUnion LLC, Term Loan, 5.50%, 2/10/18		314	317,963
			412,395
Diversified Telecommunication
Services — 0.4%
Intelsat Jackson Holdings S.A., Tranche B Term
Loan, 4.50%, 4/02/18		698	699,364
Electronic Equipment, Instruments &
Components — 0.1%
Flextronics International Ltd., Delayed Draw:
Term Loan A, 2.46%, 10/01/14		12	11,933
Term Loan A-1A, 2.46%, 10/01/14		3	3,429
Term Loan A-1B, 2.46%, 10/01/14		16	16,191
Term Loan A-2, 2.46%, 10/01/14		10	9,848
Term Loan A-3, 2.46%, 10/01/14		55	54,821
			96,222
Food Products — 0.3%
Advance Pierre Foods, Inc., Term Loan (Second
Lien), 5.75%, 7/10/17		77	77,491
Del Monte Foods Co., Initial Term Loan,
4.50%, 3/08/18		538	538,496
			615,987
Health Care Equipment & Supplies — 0.3%
Bausch & Lomb, Inc., Parent Term Loan,
5.25%, 5/18/19		371	375,998
Hologic, Inc., Term Loan B, 4.50%, 8/01/19		100	101,407
			477,405
Health Care Providers & Services — 1.0%
Community Health Systems, Inc., Extended Term
Loan, 3.81% — 3.86%, 1/25/17		598	601,367

See Notes to Financial Statements.

26	FDP SERIES, INC.	NOVEMBER 30, 2012

Schedule of Investments (continued)	Franklin Templeton Total Return FDP Fund
(Percentages shown are based on Net Assets)

		Par
Floating Rate Loan Interests (a)		(000)	Value

Health Care Providers & Services (concluded)
DaVita, Inc.:
Tranche B Term Loan, 4.50%, 10/20/16	USD	154	$154,841
Term Loan B2, 4.00%, 8/24/19		235	235,260
HCA, Inc., Tranche B-2 Term Loan,
3.61%, 3/31/17		533	533,491
Universal Health Services, Inc., New Tranche B
Term Loan, 3.75%, 11/15/16		171	171,083
			1,696,042
Hotels, Restaurants & Leisure — 0.3%
Ameristar Casinos, Inc., Term Loan B,
4.00%, 4/16/18		126	126,562
Burger King Holdings, Inc., Tranche B Term Loan,
3.75%, 9/27/19		237	238,134
DineEquity, Inc., Term Loan B-1,
4.25%, 10/19/17		170	171,476
Wendy’s International, Inc., Term Loan B,
4.75%, 5/15/19		76	76,346
			612,518
Household Products — 0.0%
Spectrum Brands, Inc., Term Loan,
6.50%, 12/17/19		28	28,175
Machinery — 0.5%
Allison Transmission, Inc., Term Loan B3,
4.25%, 8/23/19		99	99,447
Rexnord Corp., Term Loan B, 4.50%, 4/02/18		320	322,782
Terex Corp., US Term Loan, 4.50%, 4/28/17		270	271,847
Tomkins LLC and Tomkins, Inc., Term Loan B-1,
4.25%, 9/29/16		125	125,344
			819,420
Media — 0.8%
Cinemark USA, Inc., Extended Term Loan, 3.46% —
3.62%, 4/29/16		152	152,557
CSC Holdings, Inc. (Cablevision):
Incremental Term Loan B-2, 1.96%, 3/29/16		169	169,798
Incremental Term Loan B-3, 1.96%, 3/29/16		54	53,883
Foxco Acquisition Sub LLC, Term Loan B,
5.50%, 7/14/17		53	53,799
Regal Cinemas Corp., Term Loan, 3.21% —
3.36%, 8/23/17		204	204,231
Sinclair Television Group, Inc., Tranche B Term
Loan, 4.00%, 10/28/16		83	83,495
Telesat Canada, Term Loan B, 4.25%, 3/26/19		212	212,631
UPC Financing Partnership:
Term Loan AF, 3.71%, 1/29/21		52	51,805
Term Loan T, 3.71%, 12/31/16		206	204,503
Term Loan X, 3.71%, 12/29/17		140	139,469
Weather Channel, Term Loan B, 4.25%, 2/13/17		145	146,224
			1,472,395
Metals & Mining — 0.6%
American Rock Salt Co. LLC, Initial Loan,
5.50%, 4/25/17		133	131,789
FMG America Finance, Inc., Term Loan,
5.25%, 10/18/17		184	184,460
Walter Energy, Inc., Term Loan B, 5.75%, 4/02/18		627	628,971
			945,220
Oil, Gas & Consumable Fuels — 0.2%
Arch Coal, Inc., Term Loan, 5.75%, 5/16/18		316	318,399
Plains Exploration and Production, Term Loan B,
6.50%, 11/30/19		145	145,443
			463,842

		Par
Floating Rate Loan Interests (a)		(000)	Value

Paper & Forest Products — 0.2%
NewPage Corp.:
DIP Term Loan, 8.75%, 3/07/13	USD	184	$183,761
Term Loan B, 6.50%, 12/21/18		162	160,826
			344,587
Pharmaceuticals — 0.5%
Par Pharmaceutical Cos., Inc., Term Loan B,
5.00%, 9/30/19		77	77,233
Valeant Pharmaceuticals International, Inc.:
Series C, Tranche B, 6.50%, 12/11/19		187	187,059
Series D, Tranche B, 4.25%, 2/13/19		184	184,925
Warner Chilcott Corp.:
Incremental Term Loan B-1, 4.25%, 3/15/18		67	67,319
Term Loan B, 4.25%, 3/15/18		176	177,269
Term Loan B-2, 4.25%, 3/15/18		88	88,635
WC Luxco S.a.r.l., Term Loan B-3,
4.25%, 3/15/18		121	121,873
			904,313
Road & Rail — 0.2%
Avis Budget Car Rental LLC, Tranche C Term Loan,
4.25%, 3/15/19		126	126,311
The Hertz Corp.:
Credit Linked Deposit, 3.75%, 3/09/18		40	39,010
Tranche B Term Loan, 3.75%, 3/11/18		166	166,197
			331,518
Specialty Retail — 0.6%
BJ’s Wholesale Club, Inc., Term Loan (First Lien),
5.75%, 9/26/19		545	551,320
Evergreen Acqco 1 LP, Term Loan,
5.00%, 7/09/19		255	255,598
Party City Holdings Inc., Term Loan B,
5.75%, 7/26/19		176	177,541
			984,459
Total Floating Rate Loan Interests — 8.0%			13,850,916

Foreign Agency Obligations

Australia Government Bond, Series 118,
6.50%, 5/15/13	AUD	85	90,130
Brazil Notas do Tesouro Nacional, Series F,
10.00%, 1/01/17	BRL	2,800(f)	1,367,772
Hungary Government International Bond:
6.00%, 1/11/19	EUR	120	159,849
3.88%, 2/24/20		40	47,028
Iceland Government International Bond,
5.88%, 5/11/22 (b)	USD	100	109,250
Ireland Government Bond:
4.60%, 4/18/16	EUR	29	40,262
4.50%, 10/18/18		34	45,922
4.40%, 6/18/19		64	84,166
5.90%, 10/18/19		149	212,607
4.50%, 4/18/20		113	148,032
5.00%, 10/18/20		186	250,137
5.40%, 3/13/25		172	231,278
Israel Government Bond:
Series 0313, 5.00%, 3/31/13	ILS	318	84,242
Series 0913, 3.50%, 9/30/13		643	170,738
Korea Monetary Stabilization Bond:
Series 1304, 3.83%, 4/02/13	KRW	45,140	41,828
Series 1306, 3.76%, 6/02/13		72,220	67,009
Series 1308, 3.90%, 8/02/13		135,430	125,969
Series 1310, 3.59%, 10/02/13		126,390	117,482
Series 1312, 3.48%, 12/02/13		216,700	201,446
Series 1402, 3.47%, 2/02/14		297,980	277,246

See Notes to Financial Statements.

FDP SERIES, INC.	NOVEMBER 30, 2012	27

Schedule of Investments (continued)	Franklin Templeton Total Return FDP Fund
(Percentages shown are based on Net Assets)

		Par
Foreign Agency Obligations		(000)	Value

Korea Monetary Stabilization Bond (concluded):
Series 1404, 3.59%, 4/02/14	KRW	437,940	$408,469
Series 1406, 3.28%, 6/02/14		519,220	482,634
Series 1408, 2.82%, 8/02/14		14,200	13,111
Series 1410, 2.78%, 10/02/14		56,600	52,232
Korea Treasury Bond:
Series 1212, 4.25%, 12/10/12		20,000	18,473
Series 1303, 5.25%, 3/10/13		9,900	9,201
Series 1312, 3.00%, 12/10/13		349,000	322,936
Series 1406, 3.50%, 6/10/14		332,710	310,328
Series 1412, 3.25%, 12/10/14		4,700	4,376
Lithuania Government International Bond (b):
6.75%, 1/15/15	USD	130	143,185
7.38%, 2/11/20		310	400,675
Malaysia Government Bond:
Series 3/03, 3.70%, 2/25/13	MYR	1,549	510,296
Series 0507, 3.70%, 5/15/13		265	87,427
Series 0509, 3.21%, 5/31/13		2,655	874,088
Series 0108, 3.46%, 7/31/13		855	282,002
Series 4/98, 8.00%, 10/30/13		10	3,434
Series 2/04, 5.09%, 4/30/14		170	57,467
Series 0211, 3.43%, 8/15/14		40	13,234
Series 2/03, 4.24%, 2/07/18		2,250	773,309
Mexican Bonos (g):
Series M, 9.00%, 6/20/13	MXN	81,720(g)	646,288
Series MI 10, 9.00%, 12/20/12		46,000(g)	356,271
Series MI 10, 8.00%, 12/19/13		90,800(g)	725,270
Series MI 10, 9.50%, 12/18/14		34,000(g)	286,328
New South Wales Treasury Corp.:
Series 13, 5.25%, 5/01/13	AUD	20	21,082
Series 813, 5.50%, 8/01/13		795	843,977
Peru Government Bond, 7.84%, 8/12/20	PEN	615(h)	296,173
Philippine Government Bond, Series 7-43,
8.75%, 3/03/13	PHP	4,350	108,490
Poland Government Bond:
Series 0413, 5.25%, 4/25/13	PLN	290	92,500
Series 0713, 3.47%, 7/25/13 (i)		2,490	772,098
Series 1013, 5.00%, 10/24/13		2,345	753,031
Series 0114, 3.49%, 1/25/14 (i)		800	244,027
Series 0414, 5.75%, 4/25/14		1,395	456,021
Series 0415, 5.50%, 4/25/15		365	121,333
Series 1015, 6.25%, 10/24/15		420	143,361
Series 0117, 5.15%, 1/25/17 (a)		376	119,561
Series 0121, 5.15%, 1/25/21 (a)		381	120,111
Poland Government International Bond,
6.38%, 7/15/19	USD	340	425,000
Queensland Treasury Corp., Series 13,
6.00%, 8/14/13	AUD	70	74,651
Republic of Ghana, 8.50%, 10/04/17 (b)	USD	100	115,000
Republic of Hungary:
3.50%, 7/18/16	EUR	20	24,976
4.38%, 7/04/17		45	57,062
5.75%, 6/11/18		95	125,638
Russian Government International Bond,
7.50%, 3/31/30 (b)	USD	760	965,400
Sweden Government Bond:
Series 1055, 1.50%, 8/30/13	SEK	8,850	1,338,909
Series 1041, 6.75%, 5/05/14		10,050	1,638,005
Ukraine Government International Bond,
7.95%, 2/23/21 (b)	USD	200	212,208
Venezuela Government International Bond,
10.75%, 9/19/13		80	82,800
Vietnam Government International Bond,
6.75%, 1/29/20 (b)		320	369,200
Western Australia Treasury Corp., Series 13,
8.00%, 6/15/13	AUD	179	191,817
Total Foreign Agency Obligations — 11.8%			20,365,858

		Par
Non-Agency Mortgage-Backed Securities		(000)	Value

Collateralized Mortgage Obligations — 0.6%
Bear Stearns Alt-A Trust, Series 2004-13,
Class A2, 1.09%, 11/25/34 (a)	USD	117	$104,365
Credit Suisse Mortgage Capital Certificates,
Series 2009-15R, Class 3A1,
5.35%, 3/26/36 (a)(b)		525	555,760
Wells Fargo Mortgage-Backed Securities Trust:
Series 2004-W, Class A9,
2.70%, 11/25/34 (a)		224	228,281
Series 2007-3, Class 3A1, 5.50%, 4/25/22		117	121,296
			1,009,702
Commercial Mortgage-Backed Securities — 4.1%
Banc of America Large Loan, Inc., Series 2010,
Class HLTN, 2.51%, 11/15/15 (a)(b)		459	458,018
Banc of America Merrill Lynch Commercial
Mortgage, Inc., Series 2006-4:
Class AM, 5.68%, 7/10/46		500	561,043
Class AJ, 5.70%, 7/10/46 (a)		732	693,651
Bear Stearns Commercial Mortgage Securities (a):
Series 2006-PW11, Class AJ,
5.62%, 3/11/39		694	690,973
Series 2006-PW12, Class AJ,
5.93%, 9/11/38		112	109,847
Series 2006-PW13, Class AJ,
5.61%, 9/11/41		640	622,452
Series 2006-T24, Class B, 5.66%, 10/12/41
(b)		148	96,200
Citigroup Commercial Mortgage Trust:
Series 2006-C5, Class AJ, 5.48%, 10/15/49		210	199,742
Series 2007-C6, Class AM
5.89%, 12/10/49 (a)		506	566,032
Citigroup/Deutsche Bank Commercial Mortgage
Trust, Series 2006-CD3, Series AJ,
5.69%, 10/15/48		425	361,588
GMAC Commercial Mortgage Securities, Inc.,
Series 2005-C1, Class B, 4.94%, 5/10/43		750	396,945
Greenwich Capital Commercial Funding Corp. (a):
Series 2005-GG5, Class B 5.50%, 4/10/37		350	130,724
Series 2006-GG7, Class AJ 6.06%, 7/10/38		640	619,464
JPMorgan Chase Commercial Mortgage
Securities Corp.:
Series 2006-CB14, Class AM
5.64%, 12/12/44 (a)		400	432,700
Series 2006-CB17, Class AM
5.46%, 12/12/43		300	310,135
Series 2006-LDP7, Class AJ
6.06%, 4/15/45 (a)		240	233,378
Morgan Stanley Capital I Trust, Series 2006-HQ8,
Class AJ, 5.68%, 3/12/44 (a)		260	255,529
Wachovia Bank Commercial Mortgage Trust,
Series 2007-WHL8, Class A1,
0.29%, 6/15/20 (a)(b)		333	326,142
			7,064,563
Total Non-Agency Mortgage-Backed
Securities — 4.7%			8,074,265

	Beneficial
		Interest
Other Interests — 0.0% (j)		(000)

Automobiles — 0.0%
General Motors II		7	—
Motors Liquidation Co. GUC Trust (c)		—(e)	3,237
			3,237

See Notes to Financial Statements.

28	FDP SERIES, INC.	NOVEMBER 30, 2012

Schedule of Investments (continued)	Franklin Templeton Total Return FDP Fund
(Percentages shown are based on Net Assets)

		Par
Preferred Securities		(000)	Value

Capital Trusts

Commercial Banks — 1.0%
Bank of America Corp., Series M, 8.13% (a)(k)	USD	300	$332,595
Fifth Third Capital Trust IV, 6.50%, 4/15/67 (a)		500	501,250
Wachovia Capital Trust III, 5.57% (a)(k)		1,000	996,250
			1,830,095
Consumer Finance — 0.1%
Capital One Capital VI, 8.88%, 5/15/40		100	100,550
Diversified Financial Services — 0.4%
JPMorgan Chase & Co., 7.90% (a)(k)		575	649,577
Insurance — 0.4%
MetLife, Inc., 6.40%, 12/15/66		600	637,420
Mitsui Sumitomo Insurance Co. Ltd.,
7.00%, 3/15/72 (a)(b)		100	117,393
			754,813
Total Capital Trusts — 1.9%			3,335,035

Preferred Stocks — 0.4%		Shares

Commercial Banks — 0.4%
US Bancorp, Series G, 6.00% (a)		24,000	661,920

Trust Preferreds — 0.1%

Diversified Financial Services — 0.1%
GMAC Capital Trust I, Series 2,
8.13%, 2/15/40 (a)		3,800	98,604
Total Preferred Securities — 2.4%			4,095,559

		Par
Taxable Municipal Bonds		(000)

City of Tulare California, RB, Build America Bonds
(AGM), 8.75%, 11/15/44	USD	75	93,860
New York City Industrial Development Agency, RB,
11.00%, 3/01/29 (b)		100	135,728
State of California, GO, Various Purpose,
6.00%, 11/01/39		210	264,955
State of Illinois, GO, 5.88%, 3/01/19		495	573,987
Total Municipal Bonds — 0.6%			1,068,530

US Government Sponsored Agency Securities

Agency Obligations — 2.6%
Fannie Mae, 5.38%, 6/12/17		1,000	$1,210,339
Freddie Mac:
2.88%, 2/09/15		2,000	2,110,668
6.25%, 7/15/32		800	1,210,297
			4,531,304
Collateralized Mortgage Obligations — 1.1%
Fannie Mae Mortgage-Backed Securities,
Series 2007-1, Class NF, 0.46%, 2/25/37 (a)		753	755,495
Freddie Mac Mortgage-Backed Securities,
Series 2643, Class OG, 5.00%, 7/15/32		1,000	1,060,091
			1,815,586

		Par
US Government Sponsored Agency Securities		(000)	Value

Mortgage-Backed Securities — 24.4%
Fannie Mae Mortgage-Backed Securities:
1.88%, 5/01/33 (a)	USD	13	$13,482
2.06%, 4/01/35 (a)		20	20,652
2.11%, 10/01/32 (a)		136	142,490
2.34%, 9/01/34 (a)		479	502,563
2.50%, 12/15/27 (l)		900	941,344
2.59%, 4/01/35 (a)		243	258,322
3.00%, 12/15/42 (l)		7,900	8,312,281
3.50%, 12/15/27–12/15/42 (l)		4,350	4,622,508
4.00%, 12/15/27 (l)		3,100	3,316,031
5.00%, 8/01/35–12/15/42 (l)		9,873	10,702,515
5.50%, 11/01/34–3/01/36		3,220	3,625,029
6.00%, 6/01/21–9/01/38		1,794	1,991,417
6.50%, 1/01/36		156	177,284
Freddie Mac Mortgage-Backed Securities:
2.32%, 11/01/27 (a)		249	261,353
2.46%, 4/01/32 (a)		86	91,451
2.85%, 9/01/32 (a)		14	14,577
3.00%, 12/15/42 (l)		3,300	3,459,844
4.50%, 9/01/20		61	65,069
5.00%, 7/01/23–12/15/42 (l)		2,758	2,959,493
5.50%, 11/01/37		14	14,862
6.00%, 10/01/21–2/01/39		329	360,053
6.50%, 9/01/38		47	53,950
Ginnie Mae Mortgage-Backed Securities,
6.50%, 12/20/37–07/15/38		374	426,964
			42,333,534
Total US Government Sponsored
Agency Securities — 28.1%			48,680,424

US Treasury Obligations

US Treasury Bonds:
6.25%, 5/15/30		1,700	2,683,345
4.75%, 2/15/37		950	1,324,359
5.00%, 5/15/37		400	576,812
4.25%, 5/15/39		600	783,469
4.63%, 2/15/40		2,200	3,041,843
4.38%, 5/15/40		450	599,695
4.38%, 5/15/41		300	400,219
3.13%, 2/15/42		1,100	1,180,437
3.00%, 5/15/42		400	418,375
US Treasury Inflation Indexed Bonds:
2.00%, 1/15/16		1,166	1,294,696
0.13%, 4/15/16		1,573	1,656,696
US Treasury Notes:
2.75%, 10/31/13		600	613,875
2.00%, 11/30/13		2,800	2,849,655
1.75%, 3/31/14		3,300	3,366,000
1.88%, 4/30/14		1,100	1,125,352
2.25%, 5/31/14		1,500	1,544,883
2.25%, 1/31/15		1,000	1,042,500
4.00%, 2/15/15		1,000	1,081,484
2.50%, 4/30/15		2,900	3,053,836
4.13%, 5/15/15		500	546,719
4.25%, 8/15/15		1,100	1,216,016
4.50%, 11/15/15		400	448,750
4.88%, 8/15/16		3,600	4,187,250
4.63%, 11/15/16		900	1,046,531
4.63%, 2/15/17		1,000	1,171,562
4.50%, 5/15/17		350	411,004
4.75%, 8/15/17		1,400	1,671,578
3.50%, 2/15/18		1,000	1,144,453
3.38%, 11/15/19		2,300	2,667,282
3.50%, 5/15/20		2,100	2,460,937
Total US Treasury Obligations — 26.3%			45,609,613

See Notes to Financial Statements.

FDP SERIES, INC.	NOVEMBER 30, 2012	29

Schedule of Investments (continued)	Franklin Templeton Total Return FDP Fund
(Percentages shown are based on Net Assets)

Warrants (m)		Shares	Value

Automobiles — 0.0%
General Motors Co. (Issued/Exercisable
11/02/10, 1.0 Share for 1 Warrant, Expires
7/10/16, Strike Price USD 10.00)		600	$10,032
General Motors Co. (Issued/Exercisable
11/02/10, 1.0 Share for 1 Warrant, Expires
7/10/19, Strike Price USD 18.33)		600	6,342
Total Warrants — 0.0%			16,374
Total Long-Term Investments
(Cost — $186,503,762) — 112.6%			194,943,610

		Par
Short-Term Securities		(000)

Foreign Agency Obligations — 1.6%
Malaysia — 0.5%
Bank Negara Malaysia Monetary Notes (n):
Series 0212, 2.83% – 2.93%, 1/10/13	MYR	115	37,717
Series 0512, 2.83% – 2.93%, 1/17/13		90	29,503
Series 1012, 1.00% – 3.01%, 12/20/12		153	50,261
Series 1112, 1.00%, 2/19/13		130	42,506
Series 1412, 1.00%, 2/26/13		75	24,510
Series 2212, 2.90%, 1/15/13		170	55,738
Series 3912, 2.90%, 5/02/13		60	19,507
Series 4012, 2.99%, 12/04/12		40	13,158
Series 4212, 3.03%, 12/11/12		20	6,574
Series 4512, 2.90% – 3.16%, 5/23/13		60	19,473
Series 5112, 2.94%, 6/18/13		20	6,474
Series 5212, 2.89% – 3.03%, 6/20/13		275	88,997
Series 5712, 2.87%, 7/11/13		120	38,767
Series 5912, 2.87%, 7/25/13		130	41,949
Series 6512, 2.88%, 3/07/13		5	1,632
Series 6612, 2.87%, 8/06/13		230	74,497
Series 6812, 3.00% – 3.01%, 3/12/13		65	21,208
Series 6912, 2.87%, 3/14/13		80	26,101
Series 7012, 2.87%, 8/15/13		290	93,424
Series 7112, 2.87%, 8/27/13		120	38,626
Series 7512, 2.90%, 9/05/13		30	9,649
Series 7812, 2.90%, 9/17/13		60	19,278
Series 8112, 2.90%, 9/26/13		70	22,474
Series 8612, 2.90%, 10/10/13		60	19,241
Series 9012, 3.00% – 3.01%, 5/28/13		25	8,105
Series 9112, 2.90%, 10/31/13		10	3,201
Malaysia Treasury Bill, Series 364 (n):
2.89%, 1/25/13		10	3,276
2.90%, 5/03/13		10	3,251
			819,097

		Par
Short-Term Securities		(000)	Value

Foreign Agency Obligations (concluded)
Republic Of Korea — 0.6%
Korea Monetary Stabilization Bond,
Series 1305 (n):
3.25%, 12/18/12	KRW	112,870	$104,097
3.38%, 5/09/13		451,000	416,635
3.28%, 6/09/13		541,610	500,208
			1,020,940
Singapore — 0.3%
Singapore Treasury Bill, Series 365,
0.23% —0.24%, 5/02/13 (n)	SGD	760	622,004
Sweden — 0.2%
Sweden Treasury Bill (n)
0.89%, 12/19/12	SEK	680	102,159
0.87%, 3/20/13		1,640	245,785
			347,944
Total Foreign Agency Obligations — 1.6%			2,809,985

Time Deposits — 4.5%

Europe — 0.0%
Brown Brothers Harriman & Co.,
(0.03)%, 12/03/12	EUR	9	11,391
Norway — 0.0%
Brown Brothers Harriman & Co.,
0.30%, 12/03/12	NOK	7	1,303
Sweden — 0.0%
Brown Brothers Harriman & Co.,
0.30%, 12/03/12	SEK	46	6,872
United States — 4.5%
Brown Brothers Harriman & Co.,
0.08%, 12/03/12	USD	7,836	7,835,662
Total Time Deposits — 4.5%			7,855,228
Total Short-Term Securities
(Cost — $10,559,169) — 6.1%			10,665,213
Total Investments (Cost — $197,062,931) — 118.7%			205,608,823
Liabilities in Excess of Other Assets — (18.7)%			(32,415,207)
Net Assets — 100.0%			$173,193,616

(a)	Variable rate security. Rate shown is as of report date.
(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(c)	Non-income producing security.
(d)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(e)	Amount is less than $500.
(f)	Security trades in units with each unit equal to a par amount of BRL 1,000.
(g)	Security trades in units with each unit equal to a par amount of MXN 100.
(h)	Security trades in units with each unit equal to a par amount of PEN 1,000.
(i)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(j)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(k)	Security is perpetual in nature and has no stated maturity date.

See Notes to Financial Statements.

30	FDP SERIES, INC.	NOVEMBER 30, 2012

Schedule of Investments (continued)	Franklin Templeton Total Return FDP Fund

(l)	Represents or includes a TBA transaction. Unsettled TBA transactions as of November 30, 2012 were as follows:
Counterparty	Value	Unrealized Appreciation (Depreciation)
Banc of America Securities	$3,287,938	$4,844
Barclays Capital Corp.	$10,588,195	$53,109
Credit Suisse Securities (USA) LLC	$10,112,845	$(62,686)
Nomura Securities International, Inc. Ltd.	$3,316,031	$9,203
RBS Greenwich Capital	$6,303,211	$(9,273)

(m)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.
(n)	Rates shown are discount rates or a range of discount rates paid at the time of purchase.
•	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
•	Financial futures contracts purchased as of November 30, 2012 were as follows:
Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
13	2-Year US	Chicago	March	USD $2,865,891	$983
	Treasury Note	Board of Trade	2013

•	Foreign currency exchange contracts as of November 30, 2012 were as follows:
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
INR	1,425,000	USD	25,152	Deutsche	12/04/12	$1,046
				Bank AG
INR	1,646,000	USD	29,055	HSBC	12/04/12	1,205
				Holdings Plc
USD	26,134	INR	1,425,000	Deutsche	12/04/12	(63)
				Bank AG
USD	30,187	INR	1,646,000	HSBC	12/04/12	(73)
				Holdings Plc
USD	14,010	MYR	42,613	Brown Brothers	12/04/12	(9)
				Harriman & Co.
INR	1,050,000	USD	18,492	Deutsche	12/07/12	800
				Bank AG
INR	280,000	USD	4,922	HSBC	12/10/12	219
				Holdings Plc
INR	284,000	USD	5,033	Deutsche	12/11/12	181
				Bank AG
INR	710,000	USD	12,588	HSBC	12/13/12	442
				Holdings Plc
INR	711,000	USD	12,814	Deutsche	12/18/12	223
				Bank AG
INR	648,000	USD	11,857	Deutsche	12/20/12	20
				Bank AG
INR	19,595,750	USD	374,690	Deutsche	1/09/13	(16,846)
				Bank AG
USD	20,642	DKK	120,000	Deutsche	1/15/13	(297)
				Bank AG
USD	10,438	DKK	60,000	Deutsche	1/15/13	(32)
				Bank AG
USD	200,000	EUR	151,837	Deutsche	1/30/13	2,413
				Bank AG
CLP	182,965,000	USD	365,200	Morgan Stanley	1/31/13	12,389
CLP	136,164,600	USD	269,499	Morgan Stanley	2/01/13	11,472
IDR	11,679,000,000	USD	1,267,115	JPMorgan	2/06/13	(58,949)
				Chase & Co.
CLP	88,700,000	USD	178,939	Barclays Plc	2/13/13	3,799

Foreign currency exchange contracts as of November 30, 2012 were as follows (continued):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
INR	1,425,000	USD	25,752	Deutsche	3/04/13	$36
				Bank AG
INR	1,425,000
INR	1,646,000	USD	29,751	HSBC	3/04/13	36
				Holdings Plc
SGD	152,100	USD	120,114	Deutsche	3/19/13	4,500
				Bank AG
SGD	174,000	USD	137,691	HSBC	3/19/13	4,865
				Holdings Plc
SGD	110,000	USD	90,105	JPMorgan	3/19/13	17
				Chase & Co.
CLP	42,351,250	USD	84,872	JPMorgan	3/21/13	1,961
				Chase & Co.
SGD	163,700	USD	130,521	Deutsche	3/21/13	3,596
				Bank AG
SGD	131,000	USD	104,432	HSBC	3/21/13	2,894
				Holdings Plc
USD	85,489	CLP	42,351,250	JPMorgan	3/21/13	(1,344)
				Chase & Co.
USD	586,165	EUR	470,438	Deutsche	3/22/13	(26,340)
				Bank AG
CLP	34,940,000	USD	68,881	Morgan Stanley	4/15/13	2,524
INR	1,508,000	USD	27,659	JPMorgan	4/16/13	(558)
				Chase & Co.
INR	1,481,000	USD	27,071	JPMorgan	4/18/13	(464)
				Chase & Co.
CLP	31,310,000	USD	61,780	Morgan Stanley	4/19/13	2,174
INR	740,000	USD	13,559	JPMorgan	4/22/13	(273)
				Chase & Co.
USD	61,527	EUR	47,248	Barclays Plc	4/25/13	(12)
CLP	50,230,000	USD	99,465	Citigroup, Inc.	4/29/13	3,001
CLP	31,162,000	USD	61,536	JPMorgan	4/29/13	2,032
				Chase & Co.
INR	894,000	USD	16,040	JPMorgan	4/29/13	(8)
				Chase & Co.
USD	100,945	CLP	50,230,000	Citigroup, Inc.	4/29/13	(1,522)
USD	12,058	CLP	6,000,000	JPMorgan	4/29/13	(182)
				Chase & Co.
INR	745,000	USD	13,340	JPMorgan	4/30/13	18
				Chase & Co.
INR	13,116,700	USD	233,474	JPMorgan	5/06/13	1,487
				Chase & Co.
SGD	823,234	USD	650,963	Morgan Stanley	5/17/13	23,520
USD	266,161	EUR	207,000	Deutsche	5/17/13	(3,513)
				Bank AG
USD	175,540	EUR	138,600	Deutsche	7/05/13	(5,124)
				Bank AG
USD	118,111	EUR	95,745	Deutsche	7/23/13	(6,717)
				Bank AG
USD	500,423	EUR	385,000	Barclays Plc	7/26/13	(1,542)
USD	24,624	EUR	18,969	Citigroup, Inc.	7/26/13	(108)
USD	304,675	EUR	250,000	Deutsche	7/29/13	(21,288)
				Bank AG
USD	133,935	EUR	108,890	Barclays Plc	8/01/13	(8,047)
USD	45,929	EUR	36,797	Citigroup, Inc.	8/08/13	(2,054)
USD	12,994	EUR	10,398	Citigroup, Inc.	8/09/13	(565)
USD	64,834	EUR	51,776	Barclays Plc	8/23/13	(2,694)
USD	38,307	EUR	30,592	Barclays Plc	8/23/13	(1,592)
USD	42,003	EUR	33,526	Barclays Plc	8/26/13	(1,724)
USD	3,820,839	EUR	3,040,000	Deutsche	8/28/13	(144,248)
				Bank AG
USD	38,594	EUR	30,707	Deutsche	8/28/13	(1,457)
				Bank AG

See Notes to Financial Statements.

FDP SERIES, INC.	NOVEMBER 30, 2012	31

Schedule of Investments (continued)	Franklin Templeton Total Return FDP Fund

Foreign currency exchange contracts as of November 30, 2012 were as follows (concluded):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Depreciation
USD	1,120	EUR	891	Deutsche	8/28/13	$(42)
				Bank AG
PHP	52,545,000	USD	1,238,101	JPMorgan	9/04/13	42,282
				Chase & Co.
USD	39,939	EUR	31,549	Barclays Plc	9/10/13	(1,216)
USD	39,451	EUR	30,733	Barclays Plc	9/12/13	(641)
USD	114,249	EUR	88,247	Barclays Plc	9/16/13	(879)
USD	107,327	EUR	82,955	UBS AG	9/17/13	(898)
SGD	108,000	USD	88,293	JPMorgan	9/19/13	214
				Chase & Co.
USD	26,840	EUR	20,375	Barclays Plc	9/19/13	258
USD	65,410	EUR	50,324	Barclays Plc	9/24/13	(250)
USD	33,691	GBP	21,500	Deutsche	10/01/13	(720)
				Bank AG
USD	8,590	EUR	6,585	Barclays Plc	10/25/13	(5)
USD	19,971	EUR	15,341	Barclays Plc	11/05/13	(56)
USD	1,101,245	EUR	857,000	Deutsche	11/08/13	(17,553)
				Bank AG
USD	5,227	EUR	4,082	JPMorgan	11/12/13	(102)
				Chase & Co.
USD	126,341	EUR	98,696	UBS AG	11/20/13	(2,525)
USD	20,768	DKK	120,000	Deutsche	1/15/14	(300)
				Bank AG
USD	10,494	DKK	60,000	Deutsche	1/15/14	(40)
				Bank AG
USD	421,450	EUR	326,250	Deutsche	2/06/14	(4,952)
				Bank AG
USD	657,119	GBP	421,500	Deutsche	10/01/14	(16,448)
				Bank AG
USD	20,855	DKK	120,000	Deutsche	1/15/15	(332)
				Bank AG
USD	10,530	DKK	60,000	Deutsche	1/15/15	(63)
				Bank AG
USD	144,949	EUR	112,766	Deutsche	6/22/15	(3,273)
				Bank AG
USD	542,986	DKK	3,120,000	Deutsche	1/15/16	(9,878)
				Bank AG
USD	537,880	DKK	3,060,000	Deutsche	1/15/16	(4,352)
				Bank AG
Total						$(242,546)

•	Credit default swaps on single name issues — buy protection outstanding as of November 30, 2012 were as follows:
Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
HCA, Inc.	5.00%	Goldman	9/20/13	USD	1,500	$203
		Sachs Group,
		Inc.
Windstream	5.00%	Goldman	9/20/13	USD	1,500	3,778
Corp.		Sachs Group,
		Inc.
ENI SpA	1.00%	Citigroup, Inc.	9/20/17	USD	150	(8,651)
ENI SpA	1.00%	Morgan	9/20/17	USD	150	(8,652)
		Stanley
Merrill Lynch	1.00%	Credit Suisse	9/20/17	USD	700	(2,428)
& Co., Inc.		Group AG
Owens-	5.00%	Goldman	12/20/17	USD	150	(911)
Illinois,		Sachs Group,
Inc.		Inc.
Total						$(16,661)

•	Credit default swaps on single name issues — sold protection outstanding as of November 30, 2012 were as follows:
Issuer/ Index	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)
PSE&G	1.00%	Credit Suisse	6/20/17	BBB	USD	300	$3,845
Power		Group AG
Republic of	1.00%	Deutsche	6/20/17	BB+	USD	2,200	48,791
Indonesia		Bank AG
Bank of	1.00%	Credit Suisse	9/20/17	A-	USD	700	1,985
America		Group AG
Corp.
Berkshire	1.00%	Deutsche	9/20/17	AA+	USD	350	(2,601)
Hathaway,		Bank AG
Inc.
Hewlett-	1.00%	Deutsche	9/20/17	BBB+	USD	500	(15,723)
Packard		Bank AG
Co.
Hewlett-	1.00%	Credit Suisse	6/20/21	BBB+	USD	500	(31,534)
Packard		Group AG
Co.
Total							$4,763

[1]	Using S&P’s rating.
[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.
•	Credit default swaps on traded indexes — sold protection outstanding as of November 30, 2012 were as follows:
Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[3]	Notional Amount (000)[4]		Unrealized Appreciation
Markit MCDX	1.00%	Citigroup, Inc.	12/20/17	AA	USD	2,150	$839
North
American
Index
Series 19
Markit CMBX	1.09%	Citigroup, Inc.	3/15/49	BB-	USD	490	14,292
North
America
AM Index
Series 2
Total							$15,131

[3]	Using S&P’s rating of the underlying securities.
[4]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

See Notes to Financial Statements.

32	FDP SERIES, INC.	NOVEMBER 30, 2012

Schedule of Investments (concluded)	Franklin Templeton Total Return FDP Fund

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:
•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access
•	Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of November 30, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed
Securities	—	$4,483,084	—	$4,483,084
Common Stocks	$17,107	—	—	17,107
Corporate Bonds	—	48,678,643	—	48,678,643
Floating Rate Loan
Interests	—	13,833,936	$16,980	13,850,916
Foreign Agency
Obligations	—	20,365,858	—	20,365,858
Non-Agency Mortgage-
Backed Securities	—	8,074,265	—	8,074,265
Other Interests	3,237	—	—	3,237
Preferred Securities	760,524	3,335,035	—	4,095,559
Taxable Municipal
Bonds	—	1,068,530	—	1,068,530
US Government
Sponsored Agency
Securities	—	48,680,424	—	48,680,424
US Treasury
Obligations	—	45,609,613	—	45,609,613
Warrants	16,374	—	—	16,374
Short-Term Securities:
Foreign Agency
Obligations	—	2,809,985	—	2,809,985
Time Deposits	—	7,855,228	—	7,855,228
Total	$797,242	$204,794,601	$16,980	$205,608,823

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$73,733	$—	$73,733
Foreign currency exchange
contracts	—	129,624	—	129,624
Interest rate contracts	$983	—	—	983
Liabilities:
Credit contracts	—	(70,500)	—	(70,500)
Foreign currency exchange
contracts	—	(372,170)	—	(372,170)
Total	$983	$(239,313)	—	$(238,330)

[1]	Derivative financial instruments are swaps, financial futures contracts and foreign currency exchange contracts. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/ depreciation on the instrument.

Certain of the Fund’s assets are held at carrying amount, which approximates fair value for financial statement purposes. As of November 30, 2012, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$717,495	—	—	$717,495
Cash pledged as collateral
for swaps	390,000	—	—	390,000
Total	$1,107,495	—	—	$1,107,495

There were no transfers between levels during the six months ended November 30, 2012.

Certain of the Fund’s investments are categorized as Level 3 and were valued utilizing transaction prices from recent transactions or third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in the unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

See Notes to Financial Statements.

FDP SERIES, INC.	NOVEMBER 30, 2012	33

Statements of Assets and Liabilities

November 30, 2012 (Unaudited)	MFS Research International FDP Fund	Marsico Growth FDP Fund	Invesco Value FDP Fund	Franklin Templeton Total Return FDP Fund

Assets
Investments at value — unaffiliated[1]	$127,007,815	$107,450,450	$103,342,191	$205,608,823
Investments at value — affiliated[2]	—	—	28,070	—
Investments sold receivable	231,564	541,888	284,787	2,207,556
Interest receivable	—	—	—	1,533,759
Capital shares sold receivable	200,162	206,678	187,351	540,633
Dividends receivable	461,855	244,659	418,166	—
Foreign currency at value[3]	1,313	—	173	717,495
Cash pledged as collateral for swaps	—	—	—	390,000
Unrealized appreciation on foreign currency exchange contracts	111	—	2,222	129,624
Unrealized appreciation on swaps	—	—	—	73,733
Swap premiums paid	—	—	—	35,725
Swaps receivable	—	—	—	19,489
Variation margin receivable	—	—	—	3,331
Principal paydowns receivable	—	—	—	2,824
Prepaid expenses	2,075	1,848	1,748	2,443
Total assets	127,904,895	108,445,523	104,264,708	211,265,435

Liabilities
Investments purchased payable	86,440	2,177,811	77,969	36,216,266
Capital shares redeemed payable	289,770	224,377	250,517	348,727
Swap premiums received	—	—	—	484,986
Unrealized depreciation on foreign currency exchange contracts	87	—	39,627	372,170
Income dividends payable	—	—	—	318,657
Service and distribution fees payable	76,206	62,953	62,788	85,633
Investment advisory fees payable	92,246	63,821	59,086	56,745
Unrealized depreciation on swaps	—	—	—	70,500
Swaps payable	—	—	—	34,431
Other affiliates payable	1,062	839	834	1,364
Other accrued expenses payable	80,829	37,080	24,306	82,340
Total liabilities	626,640	2,566,881	515,127	38,071,819
Net Assets	$127,278,255	$105,878,642	$103,749,581	$173,193,616

Net Assets Consist of
Paid-in capital	$152,342,059	$97,163,617	$116,483,187	$163,029,588
Undistributed (accumulated) net investment income (loss)	94,940	(284,829)	394,169	1,737,156
Accumulated net realized gain (loss)	(43,425,583)	(10,139,144)	(27,882,557)	91,757
Net unrealized appreciation/depreciation	18,266,839	19,138,998	14,754,782	8,335,115
Net Assets	$127,278,255	$105,878,642	$103,749,581	$173,193,616
[1] Investments at cost — unaffiliated	$108,727,136	$88,311,452	$88,550,681	$197,062,931
[2] Investments at cost — affiliated	—	—	$27,393	—
[3] Foreign currency at cost	$1,458	—	$173	$693,315

See Notes to Financial Statements.

34	FDP SERIES, INC.	NOVEMBER 30, 2012

Statements of Assets and Liabilities (concluded)

November 30, 2012 (Unaudited)	MFS Research International FDP Fund	Marsico Growth FDP Fund	Invesco Value FDP Fund	Franklin Templeton Total Return FDP Fund
Net Asset Value
Institutional:
Net assets	$4,318,482	$3,921,651	$3,550,756	$5,114,555
Shares outstanding, 100 million shares authorized, $0.10 par value	401,660	300,817	320,423	466,680
Net asset value	$10.75	$13.04	$11.08	$10.96
Investor A:
Net assets	$37,276,389	$31,321,733	$30,440,806	$54,306,467
Shares outstanding, 100 million shares authorized, $0.10 par value	3,481,070	2,445,227	2,769,185	4,953,366
Net asset value	$10.71	$12.81	$10.99	$10.96
Investor B:
Net assets	$1,245,915	$1,070,134	$1,085,621	$1,698,067
Shares outstanding, 100 million shares authorized, $0.10 par value	116,015	88,528	99,399	154,871
Net asset value	$10.74	$12.09	$10.92	$10.96
Investor C:
Net assets	$84,437,469	$69,565,124	$68,672,398	$112,074,527
Shares outstanding, 100 million shares authorized, $0.10 par value	7,947,294	5,743,807	6,329,111	10,222,565
Net asset value	$10.62	$12.11	$10.85	$10.96

See Notes to Financial Statements.

FDP SERIES, INC.	NOVEMBER 30, 2012	35

Statements of Operations

Six Months Ended November 30, 2012 (Unaudited)	MFS Research International FDP Fund	Marsico Growth FDP Fund	Invesco Value FDP Fund	Franklin Templeton Total Return FDP Fund
Investment Income
Dividends — unaffiliated	$1,444,018	$988,280	$1,330,331	$17,500
Foreign taxes withheld	(88,346)	(24,767)	(5,680)	(5,477)
Interest	59	—	—	3,049,316
Dividends — affiliated	—	—	400	—
Total income	1,355,731	963,513	1,325,051	3,061,339

Expenses
Investment advisory	555,714	424,022	361,950	340,787
Service — Investor A	43,659	37,446	36,660	64,293
Service and distribution — Investor B	6,429	5,804	5,724	6,768
Service and distribution — Investor C	416,009	355,208	347,430	449,096
Transfer agent — Institutional	2,301	2,164	2,006	2,501
Transfer agent — Investor A	17,751	15,624	15,169	23,605
Transfer agent — Investor B	1,085	1,006	1,007	1,376
Transfer agent — Investor C	51,841	45,635	44,039	64,037
Professional	70,111	57,524	60,027	73,279
Accounting services	21,843	16,365	15,909	34,441
Custodian	35,944	7,780	6,311	24,139
Printing	12,855	11,123	10,054	14,258
Registration	7,940	6,219	4,902	5,666
Officer and Directors	4,382	4,019	3,750	4,199
Miscellaneous	12,982	16,614	15,937	22,167
Total expenses	1,260,846	1,006,553	930,875	1,130,612
Less fees waived by Manager	—	(26,501)	—	—
Total expenses after fees waived	1,260,846	980,052	930,875	1,130,612
Net investment income (loss)	94,885	(16,539)	394,176	1,930,727

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	1,300,437	7,324,964	3,934,428	2,124,640
Financial futures contracts	—	—	—	1,487
Foreign currency transactions	7,261	(9)	(178,194)	946,383
Swaps	—	—	—	94,433
	1,307,698	7,324,955	3,756,234	3,166,943
Net change in unrealized appreciation/depreciation on:
Investments	15,990,393	(4,360,352)	6,965,257	4,050,189
Financial futures contracts	—	—	—	(1,090)
Foreign currency translations	(10,384)	—	(37,405)	(1,062,449)
Swaps	—	—	—	91,126
Unfunded loan commitments	—	—	—	361
	15,980,009	(4,360,352)	6,927,852	3,078,137
Total realized and unrealized gain	17,287,707	2,964,603	10,684,086	6,245,080
Net Increase in Net Assets Resulting from Operations	$17,382,592	$2,948,064	$11,078,262	$8,175,807

See Notes to Financial Statements.

36	FDP SERIES, INC.	NOVEMBER 30, 2012

Statements of Changes in Net Assets

	MFS Research International FDP Fund		Marsico Growth FDP Fund
Increase (Decrease) in Net Assets:	Six Months Ended November 30, 2012 (Unaudited)	Year Ended May 31, 2012	Six Months Ended November 30, 2012 (Unaudited)	Year Ended May 31, 2012
Operations
Net investment income	$94,885	$1,270,435	$(16,539)	$(575,792)
Net realized gain (loss)	1,307,698	(4,335,758)	7,324,955	8,614,942
Net change in unrealized appreciation/depreciation	15,980,009	(25,663,612)	(4,360,352)	(9,530,091)
Net increase (decrease) in net assets resulting from operations	17,382,592	(28,728,935)	2,948,064	(1,490,941)

Dividends to Shareholders From[1]
Net investment income:
Institutional	(71,397)	(56,085)	—	—
Investor A	(538,219)	(368,774)	—	—
Investor B	(6,966)	(4,361)	—	—
Investor C	(604,433)	(468,314)	—	—
Decrease in net assets resulting from dividends to shareholders	(1,221,015)	(897,534)	—	—

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(2,139,617)	2,933,069	(2,470,359)	(10,447,112)

Net Assets
Total increase (decrease) in net assets	14,021,960	(26,693,400)	477,705	(11,938,053)
Beginning of period	113,256,295	139,949,695	105,400,937	117,338,990
End of period	$127,278,255	$113,256,295	$105,878,642	$105,400,937
Undistributed (accumulated) net investment income (loss)	$94,940	$1,221,070	$(284,829)	$(268,290)

[1]	Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

FDP SERIES, INC.	NOVEMBER 30, 2012	37

Statements of Changes in Net Assets (concluded)

	Invesco Value FDP Fund		Franklin Templeton Total Return FDP Fund
Increase (Decrease) in Net Assets:	Six Months Ended November 30, 2012 (Unaudited)	Year Ended May 31, 2012	Six Months Ended November 30, 2012 (Unaudited)	Year Ended May 31, 2012
Operations
Net investment income	$394,176	$693,929	$1,930,727	$4,186,003
Net realized gain	3,756,234	5,393,430	3,166,943	4,922,901
Net change in unrealized appreciation/depreciation	6,927,852	(12,999,965)	3,078,137	(3,844,138)
Net increase (decrease) in net assets resulting from operations	11,078,262	(6,912,606)	8,175,807	5,264,766

Dividends to Shareholders From[1]
Net investment income:
Institutional	(20,821)	(47,391)	(71,910)	(142,798)
Investor A	(147,446)	(303,892)	(685,258)	(1,275,387)
Investor B	(1,317)	(4,986)	(19,049)	(53,604)
Investor C	(124,247)	(330,715)	(1,176,400)	(2,892,296)
Decrease in net assets resulting from dividends to shareholders	(293,831)	(686,984)	(1,952,617)	(4,364,085)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(5,234,035)	(8,323,642)	(1,486,364)	(7,979,025)

Net Assets
Total increase (decrease) in net assets	5,550,396	(15,923,232)	4,736,826	(7,078,344)
Beginning of period	98,199,185	114,122,417	168,456,790	175,535,134
End of period	$103,749,581	$98,199,185	$173,193,616	$168,456,790
Undistributed net investment income	$394,169	$293,824	$1,737,156	$1,759,046

[1]	Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

38	FDP SERIES, INC.	NOVEMBER 30, 2012

Financial Highlights	MFS Research International FDP Fund

	Institutional
	Six Months Ended November 30, 2012 (Unaudited)	Year Ended May 31,
		2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$9.45	$11.98	$9.02	$8.59	$13.86	$14.63
Net investment income[1]	0.05	0.20	0.17	0.16	0.15	0.21
Net realized and unrealized gain (loss)	1.43	(2.56)	2.95 [2]	0.42 [2]	(5.24)[2]	0.12 [2]
Net increase (decrease) from investment operations	1.48	(2.36)	3.12	0.58	(5.09)	0.33
Dividends and distributions from:[3]
Net investment income	(0.18)	(0.17)	(0.16)	(0.15)	(0.12)	(0.08)
Net realized gain	—	—	—	—	(0.06)	(1.02)
Total dividends and distributions	(0.18)	(0.17)	(0.16)	(0.15)	(0.18)	(1.10)
Net asset value, end of period	$10.75	$9.45	$11.98	$9.02	$8.59	$13.86

Total Investment Return[4]
Based on net asset value	15.82%[5]	(19.97)%	35.00%[6]	6.76%[6]	(37.06)%[6]	2.66%

Ratios to Average Net Assets
Total expenses	1.28%[7]	1.31%	1.27%	1.35%	1.43%	1.32%
Net investment income	0.92%[7]	1.89%	1.62%	1.67%	1.67%	1.55%

Supplemental Data
Net assets, end of period (000)	$4,318	$3,761	$3,788	$2,405	$2,412	$3,571
Portfolio turnover	14%	39%	44%	61%	76%	69%

[1]	Based on average shares outstanding.
[2]	Includes a redemption fee, which is less than $0.01 per share.
[3]	Dividends and distributions are determined in accordance with federal income tax regulations.
[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Total return calculation includes redemption fees received by the Fund. The impact to the return is less than 0.01%
[7]	Annualized.

See Notes to Financial Statements.

FDP SERIES, INC.	NOVEMBER 30, 2012	39

Financial Highlights (continued)	MFS Research International FDP Fund

	Investor A
	Six Months Ended November 30, 2012 (Unaudited)	Year Ended May 31,
		2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$9.41	$11.93	$8.97	$8.55	$13.82	$14.59
Net investment income[1]	0.03	0.17	0.14	0.14	0.13	0.17
Net realized and unrealized gain (loss)	1.43	(2.55)	2.95 [2]	0.40 [2]	(5.23)[2]	0.12 [2]
Net increase (decrease) from investment operations	1.46	(2.38)	3.09	0.54	(5.10)	0.29
Dividends and distributions from:[3]
Net investment income	(0.16)	(0.14)	(0.13)	(0.12)	(0.11)	(0.06)
Net realized gain	—	—	—	—	(0.06)	(1.00)
Total dividends and distributions	(0.16)	(0.14)	(0.13)	(0.12)	(0.17)	(1.06)
Net asset value, end of period	$10.71	$9.41	$11.93	$8.97	$8.55	$13.82

Total Investment Return[4]
Based on net asset value	15.65%[5]	(20.15)%	34.87%[6]	6.40%[6]	(37.24)%[6]	2.42%

Ratios to Average Net Assets
Total expenses	1.52%[7]	1.55%	1.52%	1.60%	1.67%	1.56%
Net investment income	0.67%[7]	1.67%	1.29%	1.42%	1.43%	1.27%

Supplemental Data
Net assets, end of period (000)	$37,276	$30,343	$29,747	$21,502	$22,280	$34,072
Portfolio turnover	14%	39%	44%	61%	76%	69%

[1]	Based on average shares outstanding.
[2]	Includes a redemption fee, which is less than $0.01 per share.
[3]	Dividends and distributions are determined in accordance with federal income tax regulations.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Total return calculation includes redemption fees received by the Fund. The impact to the return is less than 0.01%
[7]	Annualized.

See Notes to Financial Statements.

40	FDP SERIES, INC.	NOVEMBER 30, 2012

Financial Highlights (continued)	MFS Research International FDP Fund

	Investor B
	Six Months Ended November 30, 2012 (Unaudited)	Year Ended May 31,
		2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$9.37	$11.86	$8.90	$8.45	$13.72	$14.49
Net investment income (loss)[1]	(0.01)	0.07	0.04	0.05	0.05	0.05
Net realized and unrealized gain (loss)	1.43	(2.53)	2.95 [2]	0.43 [2]	(5.20)[2]	0.14 [2]
Net increase (decrease) from investment operations	1.42	(2.46)	2.99	0.48	(5.15)	0.19
Dividends and distributions from:[3]
Net investment income	(0.05)	(0.03)	(0.03)	(0.03)	(0.06)	(0.02)
Net realized gain	—	—	—	—	(0.06)	(0.94)
Total dividends and distributions	(0.05)	(0.03)	(0.03)	(0.03)	(0.12)	(0.96)
Net asset value, end of period	$10.74	$9.37	$11.86	$8.90	$8.45	$13.72

Total Investment Return[4]
Based on net asset value	15.24%[5]	(20.79)%	33.71%[6]	5.66%[6]	(37.76)%[6]	1.62%

Ratios to Average Net Assets
Total expenses	2.34%[7]	2.35%	2.31%	2.39%	2.45%	2.35%
Net investment income (loss)	(0.13)%[7]	0.72%	0.36%	0.53%	0.51%	0.40%

Supplemental Data
Net assets, end of period (000)	$1,246	$1,292	$1,728	$1,859	$2,581	$5,365
Portfolio turnover	14%	39%	44%	61%	76%	69%

[1]	Based on average shares outstanding.
[2]	Includes a redemption fee, which is less than $0.01 per share.
[3]	Dividends and distributions are determined in accordance with federal income tax regulations.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Total return calculation includes redemption fees received by the Fund. The impact to the return is less than 0.01%
[7]	Annualized.

See Notes to Financial Statements.

FDP SERIES, INC.	NOVEMBER 30, 2012	41

Financial Highlights (concluded)	MFS Research International FDP Fund

	Investor C
	Six Months Ended November 30, 2012 (Unaudited)	Year Ended May 31,
		2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$9.29	$11.78	$8.86	$8.43	$13.69	$14.48
Net investment income (loss)[1]	(0.00)[2]	0.08	0.05	0.06	0.05	0.07
Net realized and unrealized gain (loss)	1.40	(2.52)	2.93 [3]	0.42 [3]	(5.18)[3]	0.10 [3]
Net increase (decrease) from investment operations	1.40	(2.44)	2.98	0.48	(5.13)	0.17
Dividends and distributions from:[4]
Net investment income	(0.07)	(0.05)	(0.06)	(0.05)	(0.07)	(0.02)
Net realized gain	—	—	—	—	(0.06)	(0.94)
Total dividends and distributions	(0.07)	(0.05)	(0.06)	(0.05)	(0.13)	(0.96)
Net asset value, end of period	$10.62	$9.29	$11.78	$8.86	$8.43	$13.69

Total Investment Return[5]
Based on net asset value	15.16%[6]	(20.77)%	33.81%[7]	5.71%[7]	(37.75)%[7]	1.57%

Ratios to Average Net Assets
Total expenses	2.29%[8]	2.31%	2.28%	2.35%	2.43%	2.32%
Net investment income (loss)	(0.10)%[8]	0.79%	0.48%	0.66%	0.62%	0.51%

Supplemental Data
Net assets, end of period (000)	$84,437	$77,861	$104,687	$85,137	$89,330	$153,414
Portfolio turnover	14%	39%	44%	61%	76%	69%

[1]	Based on average shares outstanding.
[2]	Amount is greater than $(0.01) per share.
[3]	Includes a redemption fee, which is less than $0.01 per share.
[4]	Dividends and distributions are determined in accordance with federal income tax regulations.
[5]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[6]	Aggregate total investment return.
[7]	Total return calculation includes redemption fees received by the Fund. The impact to the return is less than 0.01%
[8]	Annualized.

See Notes to Financial Statements.

42	FDP SERIES, INC.	NOVEMBER 30, 2012

Financial Highlights	Marsico Growth FDP Fund

	Institutional
	Six Months Ended November 30, 2012 (Unaudited)	Year Ended May 31,
		2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$12.63	$12.68	$9.88	$8.29	$12.28	$12.35
Net investment income[1]	0.05	0.03	0.02	0.02	0.05	0.03
Net realized and unrealized gain (loss)	0.36	(0.08)	2.78	1.57	(4.04)	(0.10)
Net increase (decrease) from investment operations	0.41	(0.05)	2.80	1.59	(3.99)	(0.07)
Net asset value, end of period	$13.04	$12.63	$12.68	$9.88	$8.29	$12.28

Total Investment Return[2]
Based on net asset value	3.25%[3]	(0.39)%	28.34%	19.18%	(32.49)%	(0.57)%

Ratios to Average Net Assets
Total expenses	1.14%[4]	1.14%	1.10%	1.18%	1.20%	1.09%
Total expenses after fees waived	1.09%[4]	1.14%	1.10%	1.18%	1.20%	1.09%
Net investment income	0.74%[4]	0.27%	0.19%	0.22%	0.54%	0.27%

Supplemental Data
Net assets, end of period (000)	$3,922	$3,787	$3,430	$2,365	$2,102	$3,184
Portfolio turnover	59%	61%	66%	72%	83%	67%

[1]	Based on average shares outstanding.
[2]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[3]	Aggregate total investment return.
[4]	Annualized.

See Notes to Financial Statements.

FDP SERIES, INC.	NOVEMBER 30, 2012	43

Financial Highlights (continued)	Marsico Growth FDP Fund

	Investor A
	Six Months Ended November 30, 2012 (Unaudited)	Year Ended May 31,
		2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$12.43	$12.50	$9.77	$8.21	$12.20	$12.30
Net investment income (loss)[1]	0.03	0.00 [2]	(0.01)	(0.00)[3]	0.03	0.00 [2]
Net realized and unrealized gain (loss)	0.35	(0.07)	2.74	1.56	(4.02)	(0.10)
Net increase (decrease) from investment operations	0.38	(0.07)	2.73	1.56	(3.99)	(0.10)
Net asset value, end of period	$12.81	$12.43	$12.50	$9.77	$8.21	$12.20

Total Investment Return[4]
Based on net asset value	3.06%[5]	(0.56)%	27.94%	19.00%	(32.70)%	(0.81)%

Ratios to Average Net Assets
Total expenses	1.38%[6]	1.39%	1.35%	1.42%	1.44%	1.33%
Total expenses after fees waived	1.33%[6]	1.39%	1.35%	1.42%	1.44%	1.33%
Net investment income (loss)	0.51%[6]	0.02%	(0.06)%	(0.03)%	0.30%	0.03%

Supplemental Data
Net assets, end of period (000)	$31,322	$28,104	$24,809	$19,779	$18,156	$28,583
Portfolio turnover	59%	61%	66%	72%	83%	67%

[1]	Based on average shares outstanding.
[2]	Amount is less than $0.01 per share.
[3]	Amount is greater than $(0.01) per share.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Annualized.

See Notes to Financial Statements.

44	FDP SERIES, INC.	NOVEMBER 30, 2012

Financial Highlights (continued)	Marsico Growth FDP Fund

	Investor B
	Six Months Ended November 30, 2012 (Unaudited)	Year Ended May 31,
		2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$11.77	$11.94	$9.40	$7.97	$11.94	$12.12
Net investment loss[1]	(0.02)	(0.09)	(0.09)	(0.07)	(0.04)	(0.09)
Net realized and unrealized gain (loss)	0.34	(0.08)	2.63	1.50	(3.93)	(0.09)
Net increase (decrease) from investment operations	0.32	(0.17)	2.54	1.43	(3.97)	0.18
Net asset value, end of period	$12.09	$11.77	$11.94	$9.40	$7.97	$11.94

Total Investment Return[2]
Based on net asset value	2.72%[3]	(1.42)%	27.02%	17.94%	(33.25)%	(1.49)%

Ratios to Average Net Assets
Total expenses	2.20%[4]	2.18%	2.15%	2.22%	2.24%	2.11%
Total expenses after fees waived	2.15%[4]	2.18%	2.15%	2.22%	2.24%	2.11%
Net investment loss	(0.37)%[4]	(0.78)%	(0.86)%	(0.81)%	(0.48)%	(0.74)%

Supplemental Data
Net assets, end of period (000)	$1,070	$1,243	$1,546	$1,806	$2,133	$4,412
Portfolio turnover	59%	61%	66%	72%	83%	67%

[1]	Based on average shares outstanding.
[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[3]	Aggregate total investment return.
[4]	Annualized.

See Notes to Financial Statements.

FDP SERIES, INC.	NOVEMBER 30, 2012	45

Financial Highlights (concluded)	Marsico Growth FDP Fund

	Investor C
	Six Months Ended November 30, 2012 (Unaudited)	Year Ended May 31,
		2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$11.79	$11.96	$9.41	$7.97	$11.94	$12.13
Net investment loss[1]	(0.02)	(0.09)	(0.09)	(0.07)	(0.04)	(0.09)
Net realized and unrealized gain (loss)	0.34	(0.08)	2.64	1.51	(3.93)	(0.10)
Net increase (decrease) from investment operations	0.32	(0.17)	2.55	1.44	(3.97)	(0.19)
Net asset value, end of period	$12.11	$11.79	$11.96	$9.41	$7.97	$11.94

Total Investment Return[2]
Based on net asset value	2.71%[3]	(1.42)%	27.10%	18.07%	(33.25)%	(1.57)%

Ratios to Average Net Assets
Total expenses	2.15%[4]	2.15%	2.11%	2.17%	2.21%	2.09%
Total expenses after fees waived	2.10%[4]	2.15%	2.11%	2.17%	2.21%	2.09%
Net investment loss	(0.30)%[4]	(0.75)%	(0.82)%	(0.78)%	(0.46)%	(0.74)%

Supplemental Data
Net assets, end of period (000)	$69,565	$72,267	$87,554	$77,640	$72,992	$127,254
Portfolio turnover	59%	61%	66%	72%	83%	67%

[1]	Based on average shares outstanding.
[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[3]	Aggregate total investment return.
[4]	Annualized.

See Notes to Financial Statements.

46	FDP SERIES, INC.	NOVEMBER 30, 2012

Financial Highlights	Invesco Value FDP Fund

	Institutional
	Six Months Ended November 30, 2012 (Unaudited)	Year Ended May 31,
		2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$9.97	$10.69	$8.53	$7.00	$10.30	$12.45
Net investment income[1]	0.08	0.15	0.12	0.08	0.15	0.18
Net realized and unrealized gain (loss)	1.09	(0.72)	2.10	1.51	(3.27)	(1.90)
Net increase (decrease) from investment operations	1.17	(0.57)	2.22	1.59	(3.12)	(1.72)
Dividends and distributions from:[2]
Net investment income	(0.06)	(0.15)	(0.06)	(0.06)	(0.17)	(0.17)
Net realized gain	—	—	—	—	(0.01)	(0.26)
Total dividends and distributions	(0.06)	(0.15)	(0.06)	(0.06)	(0.18)	(0.43)
Net asset value, end of period	$11.08	$9.97	$10.69	$8.53	$7.00	$10.30

Total Investment Return[3]
Based on net asset value	11.81%[4]	(5.36)%	26.09%	22.83%	(30.38)%	(14.15)%

Ratios to Average Net Assets
Total expenses	1.04%[5]	1.05%	1.00%	1.08%	1.06%	1.02%
Net investment income	1.52%[5]	1.46%	1.25%	0.98%	1.95%	1.65%

Supplemental Data
Net assets, end of period (000)	$3,551	$3,347	$3,226	$2,351	$2,105	$3,131
Portfolio turnover	7%	17%	24%	19%	38%	25%

[1]	Based on average shares outstanding.
[2]	Dividends and distributions are determined in accordance with federal income tax regulations.
[3]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Annualized.

See Notes to Financial Statements.

FDP SERIES, INC.	NOVEMBER 30, 2012	47

Financial Highlights (continued)	Invesco Value FDP Fund

	Investor A
	Six Months Ended November 30, 2012 (Unaudited)	Year Ended May 31,
		2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$9.89	$10.61	$8.51	$6.99	$10.29	$12.43
Net investment income[1]	0.07	0.12	0.10	0.07	0.13	0.15
Net realized and unrealized gain (loss)	1.08	(0.72)	2.08	1.50	(3.27)	(1.89)
Net increase (decrease) from investment operations	1.15	(0.60)	2.18	1.57	(3.14)	(1.74)
Dividends and distributions from:[2]
Net investment income	(0.05)	(0.12)	(0.08)	(0.05)	(0.15)	(0.14)
Net realized gain	—	—	—	—	(0.01)	(0.26)
Total dividends and distributions	(0.05)	(0.12)	(0.08)	(0.05)	(0.16)	(0.40)
Net asset value, end of period	$10.99	$9.89	$10.61	$8.51	$6.99	$10.29

Total Investment Return[3]
Based on net asset value	11.70%[4]	(5.63)%	25.72%	22.61%	(30.62)%	(14.29)%

Ratios to Average Net Assets
Total expenses	1.28%[5]	1.30%	1.25%	1.32%	1.30%	1.26%
Net investment income	1.29%[5]	1.22%	1.00%	0.85%	1.69%	1.40%

Supplemental Data
Net assets, end of period (000)	$30,441	$26,457	$24,215	$19,197	$17,813	$27,616
Portfolio turnover	7%	17%	24%	19%	38%	25%

[1]	Based on average shares outstanding.
[2]	Dividends and distributions are determined in accordance with federal income tax regulations.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Annualized.

See Notes to Financial Statements.

48	FDP SERIES, INC.	NOVEMBER 30, 2012

Financial Highlights (continued)	Invesco Value FDP Fund

	Investor B
	Six Months Ended November 30, 2012 (Unaudited)	Year Ended May 31,
		2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$9.83	$10.53	$8.44	$6.97	$10.23	$12.36
Net investment income (loss)[1]	0.02	0.04	0.02	(0.01)	0.07	0.07
Net realized and unrealized gain (loss)	1.08	(0.71)	2.07	1.51	(3.25)	(1.89)
Net increase (decrease) from investment operations	1.10	(0.67)	2.09	1.50	(3.18)	(1.82)
Dividends and distributions from:[2]
Net investment income	(0.01)	(0.03)	—	(0.03)	(0.07)	(0.05)
Net realized gain	—	—	—	—	(0.01)	(0.26)
Total dividends and distributions	(0.01)	(0.03)	—	(0.03)	(0.08)	(0.31)
Net asset value, end of period	$10.92	$9.83	$10.53	$8.44	$6.97	$10.23

Total Investment Return[3]
Based on net asset value	11.22%[4]	(6.32)%	24.76%	21.56%	(31.13)%	(14.99)%

Ratios to Average Net Assets
Total expenses	2.10%[5]	2.10%	2.05%	2.11%	2.08%	2.05%
Net investment income (loss)	0.45%[5]	0.42%	0.21%	(0.07)%	0.91%	0.60%

Supplemental Data
Net assets, end of period (000)	$1,086	$1,184	$1,551	$1,807	$2,182	$4,303
Portfolio turnover	7%	17%	24%	19%	38%	25%

[1]	Based on average shares outstanding.
[2]	Dividends and distributions are determined in accordance with federal income tax regulations.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Annualized.

See Notes to Financial Statements.

FDP SERIES, INC.	NOVEMBER 30, 2012	49

Financial Highlights (concluded)	Invesco Value FDP Fund

	Investor C
	Six Months Ended November 30, 2012 (Unaudited)	Year Ended May 31,
		2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$9.77	$10.47	$8.43	$6.95	$10.21	$12.35
Net investment income[1]	0.03	0.04	0.02	0.01	0.07	0.07
Net realized and unrealized gain (loss)	1.07	(0.70)	2.05	1.50	(3.24)	(1.89)
Net increase (decrease) from investment operations	1.10	(0.66)	2.07	1.51	(3.17)	(1.82)
Dividends and distributions from:[2]
Net investment income	(0.02)	(0.04)	(0.03)	(0.03)	(0.08)	(0.06)
Net realized gain	—	—	—	—	(0.01)	(0.26)
Total dividends and distributions	(0.02)	(0.04)	(0.03)	(0.03)	(0.09)	(0.32)
Net asset value, end of period	$10.85	$9.77	$10.47	$8.43	$6.95	$10.21

Total Investment Return[3]
Based on net asset value	11.25%[4]	(6.28)%	24.61%	21.84%	(31.13)%	(15.00)%

Ratios to Average Net Assets
Total expenses	2.05%[5]	2.05%	2.01%	2.08%	2.06%	2.02%
Net investment income	0.51%[5]	0.46%	0.24%	0.11%	0.93%	0.63%

Supplemental Data
Net assets, end of period (000)	$68,672	$67,211	$85,130	$75,817	$71,843	$122,891
Portfolio turnover	7%	17%	24%	19%	38%	25%

[1]	Based on average shares outstanding.
[2]	Dividends and distributions are determined in accordance with federal income tax regulations.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Annualized.

See Notes to Financial Statements.

50	FDP SERIES, INC.	NOVEMBER 30, 2012

Financial Highlights	Franklin Templeton Total Return FDP Fund

	Institutional
	Six Months Ended November 30, 2012 (Unaudited)	Year Ended May 31,
		2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$10.56	$10.50	$9.78	$8.97	$9.80	$9.86
Net investment income[1]	0.16	0.33	0.38	0.42	0.42	0.46
Net realized and unrealized gain (loss)	0.40	0.08	0.72	0.81	(0.61)	(0.02)
Net increase (decrease) from investment operations	0.56	0.41	1.10	1.23	(0.19)	0.44
Dividends and distributions from:[2]
Net investment income	(0.16)	(0.35)	(0.38)	(0.42)	(0.56)	(0.46)
Net realized gain	—	—	—	—	(0.08)	(0.04)
Total dividends and distributions	(0.16)	(0.35)	(0.38)	(0.42)	(0.64)	(0.50)
Net asset value, end of period	$10.96	$10.56	$10.50	$9.78	$8.97	$9.80

Total Investment Return[3]
Based on net asset value	5.30%[4]	3.89%	11.37%	13.88%	(1.49)%	4.45%

Ratios to Average Net Assets
Total expenses	0.71%[5]	0.74%	0.71%	0.78%	0.82%	0.66%
Net investment income	2.88%[5]	3.16%	3.71%	4.39%	4.77%	4.58%

Supplemental Data
Net assets, end of period (000)	$5,115	$4,809	$3,989	$2,828	$2,347	$3,091
Portfolio turnover	167%[6]	292%[7]	200%[8]	206%[9]	304%[10]	288%[11]

[1]	Based on average shares outstanding.
[2]	Dividends and distributions are determined in accordance with federal income tax regulations.
[3]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Annualized.
[6]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 82%.
[7]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 137%.
[8]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 80%.
[9]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 47%.
[10]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 151%.
[11]	Includes TBA transactions. Excluding these transactions, the portfolio turnover rate would have been 150%.

See Notes to Financial Statements.

FDP SERIES, INC.	NOVEMBER 30, 2012	51

Financial Highlights (continued)	Franklin Templeton Total Return FDP Fund

	Investor A
	Six Months Ended November 30, 2012 (Unaudited)	Year Ended May 31,
		2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$10.57	$10.50	$9.79	$8.98	$9.80	$9.86
Net investment income[1]	0.14	0.30	0.35	0.40	0.40	0.43
Net realized and unrealized gain (loss)	0.40	0.09	0.71	0.81	(0.60)	(0.02)
Net increase (decrease) from investment operations	0.54	0.39	1.06	1.21	(0.20)	0.41
Dividends and distributions from:[2]
Net investment income	(0.15)	(0.32)	(0.35)	(0.40)	(0.54)	(0.43)
Net realized gain	—	—	—	—	(0.08)	(0.04)
Total dividends and distributions	(0.15)	(0.32)	(0.35)	(0.40)	(0.62)	(0.47)
Net asset value, end of period	$10.96	$10.57	$10.50	$9.79	$8.98	$9.80

Total Investment Return[3]
Based on net asset value	5.08%[4]	3.74%	10.99%	13.60%	(1.62)%	4.20%

Ratios to Average Net Assets
Total expenses	0.95%[5]	0.99%	0.96%	1.02%	1.04%	0.92%
Net investment income	2.64%[5]	2.90%	3.47%	4.15%	4.54%	4.32%

Supplemental Data
Net assets, end of period (000)	$54,306	$48,467	$38,482	$31,586	$25,699	$37,566
Portfolio turnover	167%[6]	292%[7]	200%[8]	206%[9]	304%[10]	288%[11]

[1]	Based on average shares outstanding.
[2]	Dividends and distributions are determined in accordance with federal income tax regulations.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Annualized.
[6]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 82%.
[7]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 137%.
[8]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 80%.
[9]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 47%.
[10]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 151%.
[11]	Includes TBA transactions. Excluding these transactions, the portfolio turnover rate would have been 150%.

See Notes to Financial Statements.

52	FDP SERIES, INC.	NOVEMBER 30, 2012

Financial Highlights (continued)	Franklin Templeton Total Return FDP Fund

	Investor B
	Six Months Ended November 30, 2012 (Unaudited)	Year Ended May 31,
		2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$10.57	$10.50	$9.79	$8.98	$9.80	$9.86
Net investment income[1]	0.11	0.24	0.30	0.35	0.36	0.38
Net realized and unrealized gain (loss)	0.40	0.10	0.71	0.80	(0.61)	(0.02)
Net increase (decrease) from investment operations	0.51	0.34	1.01	1.15	(0.25)	0.36
Dividends and distributions from:[2]
Net investment income	(0.12)	(0.27)	(0.30)	(0.34)	(0.49)	(0.38)
Net realized gain	—	—	—	—	(0.08)	(0.04)
Total dividends and distributions	(0.12)	(0.27)	(0.30)	(0.34)	(0.57)	(0.42)
Net asset value, end of period	$10.96	$10.57	$10.50	$9.79	$8.98	$9.80

Total Investment Return[3]
Based on net asset value	4.79%[4]	3.19%	10.40%	13.00%	(2.16)%	3.66%

Ratios to Average Net Assets
Total expenses	1.51%[5]	1.52%	1.50%	1.55%	1.57%	1.45%
Net investment income	2.08%[5]	2.24%	2.97%	3.62%	3.99%	3.80%

Supplemental Data
Net assets, end of period (000)	$1,698	$1,909	$2,062	$2,521	$2,489	$4,138
Portfolio turnover	167%[6]	292%[7]	200%[8]	206%[9]	304%[10]	288%[11]

[1]	Based on average shares outstanding.
[2]	Dividends and distributions are determined in accordance with federal income tax regulations.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Annualized.
[6]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 82%.
[7]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 137%.
[8]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 80%.
[9]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 47%.
[10]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 151%.
[11]	Includes TBA transactions. Excluding these transactions, the portfolio turnover rate would have been 150%.

See Notes to Financial Statements.

FDP SERIES, INC.	NOVEMBER 30, 2012	53

Financial Highlights (concluded)	Franklin Templeton Total Return FDP Fund

	Investor C
	Six Months Ended November 30, 2012 (Unaudited)	Year Ended May 31,
		2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$10.57	$10.50	$9.79	$8.98	$9.80	$9.86
Net investment income[1]	0.11	0.24	0.30	0.34	0.35	0.37
Net realized and unrealized gain (loss)	0.40	0.09	0.70	0.81	(0.60)	(0.01)
Net increase (decrease) from investment operations	0.51	0.33	1.00	1.15	(0.25)	0.36
Dividends and distributions from:[2]
Net investment income	(0.12)	(0.26)	(0.29)	(0.34)	(0.49)	(0.38)
Net realized gain	—	—	—	—	(0.08)	(0.04)
Total dividends and distributions	(0.12)	(0.26)	(0.29)	(0.34)	(0.57)	(0.42)
Net asset value, end of period	$10.96	$10.57	$10.50	$9.79	$8.98	$9.80

Total Investment Return[3]
Based on net asset value	4.78%[4]	3.16%	10.38%	12.97%	(2.18)%	3.62%

Ratios to Average Net Assets
Total expenses	1.52%[5]	1.54%	1.52%	1.57%	1.59%	1.48%
Net investment income	2.07%[5]	2.35%	2.92%	3.60%	3.97%	3.75%

Supplemental Data
Net assets, end of period (000)	$112,075	$113,271	$131,002	$120,836	$105,212	$164,222
Portfolio turnover	167%[6]	292%[7]	200%[8]	206%[9]	304%[10]	288%[11]

[1]	Based on average shares outstanding.
[2]	Dividends and distributions are determined in accordance with federal income tax regulations.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Annualized.
[6]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 82%.
[7]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 137%.
[8]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 80%.
[9]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 47%.
[10]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 151%.
[11]	Includes TBA transactions. Excluding these transactions, the portfolio turnover rate would have been 150%.

See Notes to Financial Statements.

54	FDP SERIES, INC.	NOVEMBER 30, 2012

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

MFS Research International FDP Fund (“MFS Fund”), Marsico Growth FDP Fund (“Marsico Fund”), Invesco Value FDP Fund (formerly known as Van Kampen Value FDP Fund),(“Invesco Fund”) and Franklin Templeton Total Return FDP Fund (“Franklin Templeton Fund”) (each a “Fund,” collectively, the “Funds”) are each a series of FDP Series, Inc. (the “Corporation”). The Corporation is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund is registered as a diversified, open-end management investment company. The Corporation is organized as a Maryland corporation. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a CDSC. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B and Investor C Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years for MFS Fund, Marsico Fund and Invesco Fund and after ten years for Franklin Templeton Fund. Investor B Shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

The following is a summary of significant accounting policies followed by the Funds:

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Corporation (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

The Funds value their bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant consistent with the

FDP SERIES, INC.	NOVEMBER 30, 2012	55

Notes to Financial Statements (continued)

principles of fair value measurement, which include the market approach, income approach and/or cost approach, as appropriate. A market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjust for liquidity as appropriate. These factors include but are not limited to (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Funds’ net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee using a pricing service and/or policies approved by the Board. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Funds’ books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Funds do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Funds report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities: Franklin Templeton Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Franklin Templeton Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Inflation-Indexed Bonds: Franklin Templeton Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury

56	FDP SERIES, INC.	NOVEMBER 30, 2012

Notes to Financial Statements (continued)

inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Multiple Class Pass-Through Securities: Franklin Templeton Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Fund may not fully recoup its initial investment in IOs.

Zero-Coupon Bonds: Franklin Templeton Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations, which provide for regular interest payments.

Capital Trusts: Franklin Templeton Fund may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.

Preferred Stock: The Funds may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Franklin Templeton Fund may invest in floating rate loan interests. The floating rate loan interests the Fund holds are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Fund considers these investments to be investments in debt securities for purposes of its investment policies.

When the Fund purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of

FDP SERIES, INC.	NOVEMBER 30, 2012	57

Notes to Financial Statements (continued)

the loan agreement, nor any rights of offset against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. The Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement.

TBA Commitments: Franklin Templeton Fund may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Fund generally enters into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Mortgage Dollar Roll Transactions: Franklin Templeton Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. The Fund accounts for mortgage dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions may increase the Fund’s portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that each Fund either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, foreign currency exchange contracts and swaps) each Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a Fund engaging in such transactions may have requirements to deliver/ deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in interest income in the Statements of Operations.

Dividends and Distributions: For MFS Fund, Marsico Fund and Invesco Fund, dividends and distributions paid by the Funds are recorded on the ex-dividend dates. For Franklin Templeton Fund, dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Fund’s taxable income and net capital gains, but not in excess of a Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. Capital losses carried forward from years beginning before 2011 do not reduce earnings and profits, even if such carried forward losses offset current year realized gains. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ US federal tax returns remains open for each of the four years ended May 31, 2012. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In December 2011, the Financial Accounting Standards Board issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after

58	FDP SERIES, INC.	NOVEMBER 30, 2012

Notes to Financial Statements (continued)

January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statement disclosures.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses pro rated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge, or protect, their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk or other risk (inflation risk). These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Funds’ maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options and centrally cleared swaps is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Funds may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between a Fund and each of its respective counterparties. An ISDA Master Agreement allows each Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Funds manage counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of their ISDA Master Agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: The Funds purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Funds and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized appreciation or depreciation. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: The Funds enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Funds, help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that the counterparty to the contract does not perform its obligations under the agreement.

Swaps: Certain Funds enter into swap agreements, in which the Funds and a counterparty agree to either make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be executed on a registered financial and commodities exchange (“centrally cleared swaps”). In a centrally cleared swap, the Funds typically enter into an agreement with a counterparty; however, performance is guaranteed by the central clearinghouse reducing or eliminating the Funds’ exposure to the credit risk of the counterparty. These payments received or made by the Funds are recorded in the Statements of Operations as realized gains

FDP SERIES, INC.	NOVEMBER 30, 2012	59

Notes to Financial Statements (continued)

or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively in the Statements of Assets and Liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swaps, if any, is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. When the swap is terminated, the Funds will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•	Credit default swaps — Certain Funds enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the protection seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Funds will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of November 30, 2012

Asset Derivatives

	Statements of Assets and Liabilities Location	MFS Fund	Invesco Fund	Franklin Templeton Fund
Interest rate contracts	Net unrealized appreciation[1]	—	—	$983
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$111	$2,222	129,624
Credit contracts	Unrealized appreciation on swaps[1]; Swap premiums paid	—	—	73,733
Total		$111	$2,222	$204,340

Liability Derivatives

	Statements of Assets and Liabilities Location	MFS Fund	Invesco Fund	Franklin Templeton Fund
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	$87	$39,627	$372,170
Credit contracts	Unrealized depreciation on swaps[1]; Swap premiums received	—	—	70,500
Total		$87	$39,627	$442,670

[1]	Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
60	FDP SERIES, INC.	NOVEMBER 30, 2012

Notes to Financial Statements (continued)

The Effect of Derivative Financial Instruments in the Statements of Operations
Six Months Ended November 30, 2012

	Net Realized Gain (Loss) From
	MFS Fund	Marsico Fund	Invesco Fund	Franklin Templeton Fund
Interest rate contracts:
Financial futures contracts	—	—	—	$1,487
Foreign currency exchange contracts:
Foreign currency transactions	$13,691	$(16)	$(178,812)	1,030,672
Credit contracts:
Swaps	—	—	—	94,433
Total	$13,691	$(16)	$(178,812)	$1,126,592

	Net Change in Unrealized Appreciation/Depreciation on

	MFS Fund	Invesco Fund	Franklin Templeton Fund
Interest rate contracts:
Financial futures contracts	—	—	$(1,090)
Foreign currency exchange contracts:
Foreign currency translations	$(80)	$(37,405)	(1,160,121)
Credit contracts:
Swaps	—	—	91,126
Total	$(80)	$(37,405)	$(1,070,085)

For the six months ended November 30, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

	MFS Fund	Marsico Fund	Invesco Fund	Franklin Templeton Fund
Financial futures contracts:
Average number of contracts purchased	—	—	—	14
Average notional value of contracts purchased	—	—	—	$3,087,281
Foreign currency exchange contracts:
Average number of contracts — US dollars purchased	15	1	6	46
Average number of contracts — US dollars sold	1	—	2	35
Average US dollar amounts purchased	$747,553	$22,574	$5,026,187	$10,938,051
Average US dollar amounts sold	$4,865	—	$241,858	$6,802,494
Credit default swaps:
Average number of contracts — buy protection	—	—	—	4
Average number of contracts — sell protection	—	—	—	7
Average notional value — buy protection	—	—	—	$2,225,000
Average notional value — sell protection	—	—	—	$5,370,000

3. Investments Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Corporation, on behalf of the Funds, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

	MFS Fund	Marsico Fund	Invesco Fund	Franklin Templeton Fund
First $1 Billion	0.90%	0.80%	0.70%	0.40%
$1 Billion — $3 Billion	0.85%	0.75%	0.66%	0.38%
$3 Billion — $5 Billion	0.81%	0.72%	0.63%	0.36%
$5 Billion — $10 Billion	0.78%	0.70%	0.61%	0.35%
Greater than $10 Billion	0.77%	0.68%	0.60%	0.34%

FDP SERIES, INC.	NOVEMBER 30, 2012	61

Notes to Financial Statements (continued)

The Manager entered into a sub-advisory agreement with respect to each Fund. Pursuant to the sub-advisory agreements, the Manager pays each sub-advisor for services they provide, a monthly fee that is a percentage of the Manager’s investment advisory fee at the following annual rates, based on each Fund’s average daily net assets:

	Sub-Advisor	Sub-Advisory Fee
MFS Fund	Massachusetts Financial Services Company	0.45%
Marsico Fund	Marsico Capital Management, LLC	0.40%
Invesco Fund	Invesco Advisers, Inc.	0.35%
Franklin Templeton Fund	Franklin Advisers, Inc.	0.25%

For the six months ended November 30, 2012, the Funds reimbursed the Manager for certain accounting services, which is included in accounting services in the Statements of Operations. The reimbursements were as follows:

MFS Fund	$730
Marsico Fund	$549
Invesco Fund	$549
Franklin Templeton Fund	$915

The Corporation, on behalf of the Funds, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Fund as follows:

Service Fees	MFS Fund	Marsico Fund	Invesco Fund	Franklin Templeton Fund
Investor A Shares	0.25%	0.25%	0.25%	0.25%
Investor B Shares	0.25%	0.25%	0.25%	0.25%
Investor C Shares	0.25%	0.25%	0.25%	0.25%
Distribution Fees
Investor B Shares	0.75%	0.75%	0.75%	0.50%
Investor C Shares	0.75%	0.75%	0.75%	0.55%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor B and Investor C shareholders.

Effective June 1, 2012, the Manager has agreed to voluntarily waive, as a percentage of average daily net assets, 0.05% of its management fee payable by Marsico Fund. This voluntary waiver may be reduced or discontinued at any time without notice. For the six months ended November 30, 2012, the Manager waived $26,501, which is included in fees waived by Manager in the Statements of Operations.

The Manager voluntarily agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Funds’ business, in order to limit expenses. The expense limitation as a percentage of average daily net assets is as follows:

	MFS Fund	Marsico Fund	Invesco Fund	Franklin Templeton Fund
Institutional Shares	1.95%	1.95%	1.95%	1.95%
Investor A Shares	2.20%	2.20%	2.20%	2.20%
Investor B Shares	2.95%	2.95%	2.95%	2.70%
Investor C Shares	2.95%	2.95%	2.95%	2.75%

The Manager may reduce or discontinue these arrangements at any time without notice. The Manager did not waive or reimburse any fees or expenses under these arrangements during the six months ended November 30, 2012.

For the six months ended November 30, 2012, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Funds’ Investor A Shares as follows:

Investor A
MFS Fund	$7,847
Marsico Fund	$7,364
Invesco Fund	$6,526
Franklin Templeton Fund	$13,851

For the six months ended November 30, 2012, affiliates received CDSCs as follows:

	Investor A	Investor B	Investor C
MFS Fund	$25	$359	$3,635
Marsico Fund	$24	$298	$2,635
Invesco Fund	—	$255	$2,563
Franklin Templeton Fund	—	$161	$4,386

Certain officers and/or directors of the Corporation are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Corporation’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the six months ended November 30, 2012, were as follows:

	Purchases	Sales
MFS Fund	$17,261,304	$19,680,146
Marsico Fund	$58,488,030	$64,688,851
Invesco Fund	$7,148,598	$12,470,369
Franklin Templeton Fund	$304,277,215	$312,411,436

Purchases and sales of US government securities for Franklin Templeton Fund for the six months ended November 30, 2012, were $13,741,877 and $8,359,409, respectively.

62	FDP SERIES, INC.	NOVEMBER 30, 2012

Notes to Financial Statements (continued)

For the six months ended November 30, 2012, purchases and sales of mortgage dollar rolls for Franklin Templeton Fund were $162,431,660 and $162,634,467, respectively.

5. Income Tax Information:

As of May 31, 2012, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires May 31,	MFS Fund	Marsico Fund	Invesco Fund	Franklin Templeton Fund
2017	$6,469,241	$5,492,661	$4,691,364	$354,555
2018	30,473,505	10,698,920	25,222,993	1,651,733
2019	—	—	—	1,056,763
No expiration
date[1]	415,841	—	—	—
Total	$37,358,587	$16,191,581	$29,914,357	$3,063,051

[1]	Must be utilized prior to losses subject to expiration.

As of November 30, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	MFS Fund	Marsico Fund	Invesco Fund	Franklin Templeton Fund
Tax cost	$111,801,903	$89,237,911	$90,014,475	$197,108,337
Gross unrealized
appreciation	$23,227,083	$20,394,014	$22,916,206	$9,775,952
Gross unrealized
depreciation	(8,021,171)	(2,181,475)	(9,560,420)	(1,275,466)
Net unrealized
appreciation
(depreciation)	$15,205,912	$18,212,539	$13,355,786	$8,500,486

6. Borrowings:

The Corporation, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders. The Funds may borrow under the credit agreement to fund shareholder redemptions. Effective November 2011 to November 2012, the credit agreement had the following terms: a commitment fee of 0.065% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month London Interbank Offered Rate (“LIBOR”) plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Funds paid administration and arrangement fees which were allocated to the Funds based on their net assets as of October 31, 2011. The credit agreement, which expired in November 2012, was renewed with the same terms until November 2013. Effective November 2012 to November 2013, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Funds paid administration and arrangement fees which were allocated to the Funds based on their net assets as of October 31, 2012. The Funds did not borrow under the credit agreement during the six months ended November 30, 2012.

7. Commitments:

Franklin Templeton Fund may invest in floating rate loan interests. In connection with these investments, the Fund may also enter into unfunded floating rate loan interests. In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Commitment fees received in advance and unrecognized are recorded in the Statements of Assets and Liabilities as deferred income. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation or depreciation is included in the Statements of Assets and Liabilities and Statements of Operations. As of November 30, 2012, the Fund had no outstanding unfunded floating rate loan interests.

8. Concentration, Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

MFS Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the US. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in US securities. Please see the Schedule of Investments for concentrations in specific countries.

MFS Fund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of several European countries,

FDP SERIES, INC.	NOVEMBER 30, 2012	63

Notes to Financial Statements (continued)

including Greece, Ireland, Italy, Portugal and Spain. As of November 30, 2012, these events have adversely affected the exchange rate of the euro and may continue to spread to other countries in Europe, including countries that do not use the euro. These events may affect the value and liquidity of certain of the Fund’s investments.

As of November 30, 2012, MFS Fund and Invesco Fund invested a significant portion of their assets in securities in the financials sector and Marsico Fund invested a significant portion of its assets in securities in the consumer discretionary sector. Changes in economic conditions affecting the financials and consumer discretionary sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

As of November 30, 2012, MFS Fund had the following industry classifications:

Industry	Percent of Long-Term Investments
Commercial Banks	17%
Pharmaceuticals	9%
Oil, Gas and Consumable Fuels	8%
Food Products	5%
Other[1]	61%

[1]	All other industries held were each less than 5% of long-term investments.

Franklin Templeton Fund invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

9. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended November 30, 2012		Year Ended May 31, 2012
MFS Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	42,155	$429,238	163,110	$1,705,745
Shares issued to shareholders in reinvestment of dividends	5,718	56,953	4,217	49,006
Shares redeemed	(44,113)	(449,952)	(85,573)	(912,261)
Net increase	3,760	$36,239	81,754	$842,490

Investor A
Shares sold and automatic conversion of shares	607,771	$6,131,358	1,499,840	$15,557,609
Shares issued to shareholders in reinvestment of dividends	43,076	427,322	29,137	337,688
Shares redeemed	(395,208)	(4,049,103)	(797,839)	(8,344,100)
Net increase	255,639	$2,509,577	731,138	$7,551,197

Investor B
Shares sold	4,319	$43,952	47,399	$503,633
Shares issued to shareholders in reinvestment of dividends	353	3,525	302	3,516
Shares redeemed and automatic conversion of shares	(26,473)	(269,057)	(55,535)	(573,578)
Net decrease	(21,801)	$(221,580)	(7,834)	$(66,429)

Investor C
Shares sold	637,015	$6,373,588	2,451,262	$25,142,194
Shares issued to shareholders in reinvestment of dividends	49,447	488,075	36,313	418,325
Shares redeemed	(1,120,953)	(11,325,516)	(2,995,253)	(30,954,708)
Net decrease	(434,491)	$(4,463,853)	(507,678)	$(5,394,189)
Total Net Increase (Decrease)	(196,893)	$(2,139,617)	297,380	$2,933,069

64	FDP SERIES, INC.	NOVEMBER 30, 2012

Notes to Financial Statements (continued)

	Six Months Ended November 30, 2012		Year Ended May 31, 2012
Marsico Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	31,797	$410,690	106,296	$1,300,828
Shares redeemed	(30,761)	(396,800)	(77,079)	(954,975)
Net increase	1,036	$13,890	29,217	$345,853

Investor A
Shares sold and automatic conversion of shares	421,268	$5,348,166	954,019	$11,471,763
Shares redeemed	(237,721)	(3,024,217)	(676,506)	(8,160,472)
Net increase	183,547	$2,323,949	277,513	$3,311,291

Investor B
Shares sold	3,463	$41,195	29,572	$332,376
Shares redeemed and automatic conversion of shares	(20,534)	(246,375)	(53,422)	(609,466)
Net decrease	(17,071)	$(205,180)	(23,850)	$(277,090)

Investor C
Shares sold	404,790	$4,868,005	1,417,415	$16,082,169
Shares redeemed	(788,042)	(9,471,023)	(2,611,707)	(29,909,335)
Net decrease	(383,252)	$(4,603,018)	(1,194,292)	$(13,827,166)
Total Net Decrease	(215,740)	$(2,470,359)	(911,412)	$(10,447,112)

Invesco Fund
Institutional
Shares sold	22,491	$241,961	121,016	$1,206,940
Shares issued to shareholders in reinvestment of dividends	1,548	16,181	3,758	37,652
Shares redeemed	(39,455)	(420,392)	(90,788)	(917,016)
Net increase (decrease)	(15,416)	$(162,250)	33,986	$327,576

Investor A
Shares sold and automatic conversion of shares	411,888	4,371,441	1,108,001	$10,902,906
Shares issued to shareholders in reinvestment of dividends	10,871	112,739	24,443	243,476
Shares redeemed	(328,970)	(3,520,189)	(740,078)	(7,283,445)
Net increase	93,789	$963,991	392,366	$3,862,937

Investor B
Shares sold	2,065	$21,589	36,381	$352,225
Shares issued to shareholders in reinvestment of dividends	56	583	294	2,931
Shares redeemed and automatic conversion of shares	(23,174)	(243,873)	(63,516)	(619,631)
Net decrease	(21,053)	$(221,701)	(26,841)	$(264,475)

Investor C
Shares sold	345,185	$3,629,516	1,529,343	$14,736,547
Shares issued to shareholders in reinvestment of dividends	9,480	97,362	27,673	272,789
Shares redeemed	(907,892)	(9,540,953)	(2,805,536)	(27,259,016)
Net decrease	(553,227)	$(5,814,075)	(1,248,520)	$(12,249,680)
Total Net Decrease	(495,907)	$(5,234,035)	(849,009)	$(8,323,642)

FDP SERIES, INC.	NOVEMBER 30, 2012	65

Notes to Financial Statements (concluded)

	Six Months Ended November 30, 2012		Year Ended May 31, 2012
Franklin Templeton Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	51,313	$555,583	181,207	$1,898,029
Shares issued to shareholders in reinvestment of dividends	5,149	55,848	10,359	108,529
Shares redeemed	(45,357)	(488,748)	(115,991)	(1,214,150)
Net increase	11,103	$122,683	75,575	$792,408

Investor A
Shares sold and automatic conversion of shares	850,992	$9,197,817	2,140,551	$22,430,313
Shares issued to shareholders in reinvestment of dividends	49,290	535,036	90,657	950,251
Shares redeemed	(530,871)	(5,728,792)	(1,312,331)	(13,708,020)
Net increase	369,411	$4,004,061	918,877	$9,672,544

Investor B
Shares sold	2,596	$28,224	78,015	$815,367
Shares issued to shareholders in reinvestment of dividends	863	9,357	2,777	29,082
Shares redeemed and automatic conversion of shares	(29,230)	(315,555)	(96,553)	(1,011,246)
Net decrease	(25,771)	$(277,974)	(15,761)	$(166,797)

Investor C
Shares sold	810,196	$8,772,019	2,510,461	$26,294,388
Shares issued to shareholders in reinvestment of dividends	84,403	915,688	215,015	2,252,056
Shares redeemed	(1,393,278)	(15,022,841)	(4,480,290)	(46,823,624)
Net decrease	(498,679)	$(5,335,134)	(1,754,814)	$(18,277,180)
Total Net Decrease	(143,934)	$(1,486,364)	(776,123)	$(7,979,025)

10. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

Invesco Fund paid a net investment income dividend in the following amounts per share on December 7, 2012, to shareholders of record on December 5, 2012:

Invesco Fund	Dividend Per Share
Institutional	$0.071375
Investor A	$0.056523
Investor B	$0.000272
Investor C	$0.006423

66	FDP SERIES, INC.	NOVEMBER 30, 2012

Officers and Directors

Robert M. Hernandez, Chairman of the Board and Director
Fred G. Weiss, Vice Chairman of the Board and Director
Paul L. Audet, Director
James H. Bodurtha, Director
Bruce R. Bond, Director
Donald W. Burton, Director
Honorable Stuart E. Eizenstat, Director
Laurence D. Fink, Director
Kenneth A. Froot, Director
Henry Gabbay, Director
John F. O’Brien, Director
Roberta Cooper Ramo, Director
David H. Walsh, Director
John M. Perlowski, President and Chief Executive Officer
Brendan Kyne, Vice President
Neal Andrews, Chief Financial Officer
Jay Fife, Treasurer
Brian Kindelan, Chief Compliance Officer and
      Anti-Money Laundering Officer
Benjamin Archibald, Secretary

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisors
Massachusetts Financial Services Company
Boston, MA 02116

Marsico Capital Management, LLC
Denver, CO 80202

Invesco Advisers, Inc.
Atlanta, GA 30309

Franklin Advisers, Inc.
San Mateo, CA 94403

Custodian
Brown Brothers Harriman & Co.
Boston, MA 02109

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Wilmington, DE 19809

Accounting Agent
State Street Bank and Trust Company
Boston, MA 02110

Distributor
BlackRock Investments, LLC
New York, NY 10022

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02116

Legal Counsel
Willkie Farr & Gallagher LLP
New York, NY 10019

Address of the Funds
100 Bellevue Parkway
Wilmington, DE 19809

FDP SERIES, INC.	NOVEMBER 30, 2012	67

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/edelivery
2)	Select “eDelivery” under the “More Information” section
3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

68	FDP SERIES, INC.	NOVEMBER 30, 2012

Additional Information (concluded)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

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BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safe-guarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

FDP SERIES, INC.	NOVEMBER 30, 2012	69

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund	BlackRock Global Long/Short Equity Fund	BlackRock Mid Cap Value Opportunities Fund
BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global Opportunities Portfolio	BlackRock Multi-Asset Real Return Fund†
BlackRock Balanced Capital Fund†	BlackRock Global SmallCap Fund	BlackRock Natural Resources Trust
BlackRock Basic Value Fund	BlackRock Health Sciences Opportunities Portfolio	BlackRock Pacific Fund
BlackRock Capital Appreciation Fund	BlackRock Index Equity Portfolio	BlackRock Real Estate Securities Fund
BlackRock China Fund	BlackRock India Fund	BlackRock Russell 1000 Index Fund
BlackRock Commodity Strategies Fund	BlackRock International Fund	BlackRock Science & Technology
BlackRock Emerging Markets Fund	BlackRock International Index Fund	Opportunities Portfolio
BlackRock Emerging Markets Long/Short	BlackRock International Opportunities Portfolio	BlackRock Small Cap Growth Equity Portfolio
Equity Fund	BlackRock Large Cap Core Fund	BlackRock Small Cap Growth Fund II
BlackRock Energy & Resources Portfolio	BlackRock Large Cap Core Plus Fund	BlackRock Small Cap Index Fund
BlackRock Equity Dividend Fund	BlackRock Large Cap Growth Fund	BlackRock S&P 500 Index Fund
BlackRock EuroFund	BlackRock Large Cap Value Fund	BlackRock S&P 500 Stock Fund
BlackRock Flexible Equity Fund	BlackRock Latin America Fund	BlackRock Strategic Risk Allocation Fund†
BlackRock Focus Growth Fund	BlackRock Long-Horizon Equity Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Global Allocation Fund†	BlackRock Managed Volatility Portfolio†	BlackRock Value Opportunities Fund
BlackRock Global Dividend Income Portfolio	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock World Gold Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund	BlackRock High Yield Bond Portfolio	BlackRock Strategic Income
BlackRock Core Bond Portfolio	BlackRock Inflation Protected Bond Portfolio	Opportunities Portfolio
BlackRock CoreAlpha Bond Fund	BlackRock International Bond Portfolio	BlackRock Total Return Fund
BlackRock Emerging Market Local Debt Portfolio	BlackRock Long Duration Bond Portfolio	BlackRock US Government Bond Portfolio
BlackRock Floating Rate Income Portfolio	BlackRock Low Duration Bond Portfolio	BlackRock US Mortgage Portfolio
BlackRock Global Long/Short Credit Fund	BlackRock Multi-Asset Income Portfolio†	BlackRock World Income Fund
BlackRock GNMA Portfolio	BlackRock Secured Credit Portfolio

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund	BlackRock National Municipal Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Short-Term Municipal Fund
BlackRock Intermediate Municipal Fund	BlackRock New York Municipal Bond Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios	LifePath Active Portfolios		LifePath Portfolios		LifePath Index Portfolios
Conservative Prepared Portfolio	2015	2035	Retirement	2040	Retirement	2040
Moderate Prepared Portfolio	2020	2040	2020	2045	2020	2045
Growth Prepared Portfolio	2025	2045	2025	2050	2025	2050
Aggressive Growth Prepared Portfolio	2030	2050	2030	2055	2030	2055
			2035		2035

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

70	FDP SERIES, INC.	NOVEMBER 30, 2012

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change. Please see the Funds’ prospectus for a description of risks associated with global investments.

#FDPS-11/12-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report
Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report
Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report
Item 5 –	Audit Committee of Listed Registrants – Not Applicable
Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.
Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable
Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable
Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable
Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.
Item 11 –	Controls and Procedures
(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.
(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12 –	Exhibits attached hereto
(a)(1) – Code of Ethics – Not Applicable to this semi-annual report
(a)(2) – Certifications – Attached hereto
(a)(3) – Not Applicable
(b) –Certifications – Attached hereto
2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FDP Series, Inc.

By: /s/ John M. Perlowski

John M. Perlowski

Chief Executive Officer (principal executive officer) of

FDP Series, Inc.

Date: February 4, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John M. Perlowski

John M. Perlowski

Chief Executive Officer (principal executive officer) of

FDP Series, Inc.

Date: February 4, 2013

By: /s/ Neal J. Andrews

Neal J. Andrews

Chief Financial Officer (principal financial officer) of

FDP Series, Inc.

Date: February 4, 2013

3